UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.___)

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
THE TRADE DESK, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The Trade Desk, Inc.
42 N. Chestnut Street
Ventura, California 93001
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 28, 2024
To our stockholders:
You are cordially invited to attend the 2024 annual meeting of stockholders of The Trade Desk, Inc. (the “Annual Meeting”) to be held virtually on Tuesday, May 28, 2024, at 4:30 p.m. Pacific Time. You can attend the Annual Meeting via the Internet, vote your shares electronically and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/TTD2024 (there is no physical location for the Annual Meeting). You will need to have your 16-Digit Control Number included on your Notice of Internet Availability of Proxy Materials (the “Notice”) or your proxy card (if you received a printed copy of the proxy materials) to join the Annual Meeting.
We are holding the Annual Meeting for the following purposes:
1.To elect two Class II directors;
2.To approve The Trade Desk, Inc. 2024 Employee Stock Purchase Plan, which is an amendment and restatement of our 2016 Employee Stock Purchase Plan;
3.To conduct a non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation;
4.To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
5.To transact such other business as may properly come before the Annual Meeting or at any and all adjournments, continuations or postponements thereof.
If you owned our Class A common stock or Class B common stock at the close of business on April 1, 2024, you may attend and vote at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for review during our regular business hours at our headquarters in Ventura, California for the ten days prior to the Annual Meeting for any purpose related to the Annual Meeting. On or about April 12, 2024, we expect to mail to our stockholders the Notice containing instructions on how to access our proxy statement for our Annual Meeting (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”). The Proxy Statement and the Annual Report can be accessed directly at the following Internet address: www.proxyvote.com. All you have to do is enter the control number located on your proxy card.
Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope that you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. You may also submit your proxy card or voting instruction card for the Annual Meeting by completing, signing, dating and returning your proxy card or voting instruction card in the envelope provided. Any stockholder of record attending the Annual Meeting may vote during the Annual Meeting, even if you have already returned a proxy card or voting instruction card.
Thank you for your ongoing support of The Trade Desk.

Sincerely,

Jeff T. Green
Chief Executive Officer
Ventura, California
April 12, 2024

YOUR VOTE IS IMPORTANT
ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

THE TRADE DESK, INC.
2024 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

GENERAL INFORMATION	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING, THE PROXY MATERIALS AND VOTING YOUR SHARES	1
PROPOSAL ONE: ELECTION OF DIRECTORS	7
PROPOSAL TWO: APPROVAL OF THE TRADE DESK, INC. 2024 EMPLOYEE STOCK PURCHASE PLAN	11
PROPOSAL THREE: THE APPROVAL, NON-BINDING ADVISORY BASIS, OF THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION	15
PROPOSAL FOUR: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	18
INFORMATION ABOUT THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	19
EXECUTIVE OFFICERS	25
COMPENSATION DISCUSSION AND ANALYSIS	26
INFORMATION REGARDING COMPENSATION OF EXECUTIVE OFFICERS AND NON- EMPLOYEE DIRECTORS	39
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS	57
OWNERSHIP OF THE TRADE DESK, INC. COMMON STOCK	58
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	61
DELINQUENT SECTION 16(A) REPORTS	61
ADDITIONAL INFORMATION	62
APPENDIX A: NON-GAAP FINANCIAL MEASURE INFORMATION	63
APPENDIX B: THE TRADE DESK, INC. 2024 EMPLOYEE STOCK PURCHASE PLAN	64

PROXY STATEMENT
2024 ANNUAL MEETING OF STOCKHOLDERS
THE TRADE DESK, INC.
GENERAL INFORMATION
The board of directors of The Trade Desk, Inc. is soliciting proxies for our 2024 annual meeting of stockholders (the “Annual Meeting”) to be held on Tuesday, May 28, 2024, at 4:30 p.m. Pacific Time. This year's Annual Meeting will be held entirely via the Internet. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/TTD2024. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our Annual Meeting (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) is first being mailed on or about April 12, 2024, to stockholders entitled to vote at the Annual Meeting. We also made these materials available on our website at www.thetradedesk.com under the headings “Investors” on or about April 12, 2024. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully. Unless the context requires otherwise, the words “The Trade Desk,” “we,” “the Company,” “us,” and “our” refer to The Trade Desk, Inc.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING,
THE PROXY MATERIALS AND VOTING YOUR SHARES
WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?
We have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the Internet. The Notice is being provided in accordance with the Securities and Exchange Commission (“SEC”) rules and contains instructions on how to access our proxy materials. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual meetings of stockholders.
WHAT ITEMS WILL BE VOTED ON AT THE ANNUAL MEETING?
There are four items that will be voted on at the Annual Meeting:
1.The election of two Class II directors;
2.The approval of The Trade Desk, Inc. 2024 Employee Stock Purchase Plan, which is an amendment and restatement of our 2016 Employee Stock Purchase Plan;
3.The approval, on a non-binding advisory basis, of the frequency of future non-binding advisory votes on named executive officer compensation; and
4.The ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
WHAT ARE OUR BOARD OF DIRECTORS’ VOTING RECOMMENDATIONS?
Our board of directors recommends that you vote your shares “FOR” each of the nominees to the board of directors, “FOR” the approval of the Company’s 2024 Employee Stock Purchase Plan, for “THREE YEARS,” on a non-binding, advisory basis, with respect to the frequency of future non-binding advisory votes on the compensation of our named executive officers and “FOR” the ratification of the appointment of PwC as our independent registered public accounting firm.
WHAT IS A PROXY?
Our board of directors is soliciting your vote at the Annual Meeting. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy, that designation also is called a “proxy” or, if in a written document, a “proxy card.” Jeff Green, Laura Schenkein and Jay Grant have been designated as proxies for the Annual Meeting.

WHO CAN VOTE AT THE ANNUAL MEETING?
Only holders of record of our Class A common stock and Class B common stock at the close of business on April 1, 2024 (the “Record Date”) will be entitled to vote at the Annual Meeting. The Record Date was established by our board of directors. Stockholders of record at the close of business on the Record Date are entitled to:
•Receive notice of the Annual Meeting; and
•Vote at the Annual Meeting and any adjournments, continuations or postponements of the Annual Meeting.
On the Record Date, there were 444,809,136 shares of our Class A common stock outstanding and 43,918,900 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this Proxy Statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to 10 votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this Proxy Statement as our “common stock.”
IS MY VOTE CONFIDENTIAL?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either among our employees or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.
WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A “STOCKHOLDER OF RECORD” AND HOLDING SHARES AS “BENEFICIAL OWNER” (OR IN “STREET NAME”)?
Most stockholders are considered “beneficial owners” of their shares, that is, they hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially or in “street name.”
Stockholder of Record: If your shares are registered directly in your name with our transfer agent, you are considered the “stockholder of record” with respect to those shares and we are sending the Notice directly to you to access proxy materials. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Annual Meeting.
Beneficial Owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and proxy materials are being forwarded to you by your broker, bank or other nominee (who is considered the stockholder of record with respect to those shares). As a beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares if you follow the instructions you receive from your broker, bank or other nominee. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares at the Annual Meeting unless you request, complete and deliver the proper documentation provided by your broker, bank or other nominee.
WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?
By Internet: Until 11:59 p.m. Eastern Time on May 27, 2024, you can vote via the Internet by visiting the website noted on your proxy card. Internet voting is available 24 hours a day. We encourage you to vote via the Internet, as it is the most cost-effective way to vote. Beneficial owners may vote by telephone or the Internet if their banks, brokers or nominees make those methods available, by following the instructions provided to them with the proxy materials.
By Telephone: Until 11:59 p.m. Eastern Time on May 27, 2024, you can also vote your shares by telephone by calling the toll-free telephone number indicated on your proxy card and following the voice prompt instructions. Telephone voting is available 24 hours a day.
By Mail: You can vote your shares by marking, signing and timely returning the proxy card enclosed with the proxy materials that are provided in printed form. Beneficial owners must follow the directions provided by their broker, bank or other nominee in order to direct such broker, bank or other nominee as to how to vote their shares.

During the Annual Meeting: You can vote and submit questions during the Annual Meeting by attending the virtual meeting at www.virtualshareholdermeeting.com/TTD2024. Please have your Notice or proxy card in hand when you visit the website.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
The holders of a majority of the voting power of all of our issued and outstanding shares of our common stock as of the Record Date must be present at the Annual Meeting or represented by proxy for the transaction of business at the Annual Meeting. This is called a quorum.
Your shares will be counted for purposes of determining if there is a quorum, if you:
•Are entitled to vote and you are present at the Annual Meeting; or
•Have voted on the Internet, by telephone or by properly submitting a proxy card or voting instruction form by mail.
Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. If there are not enough shares present both at the Annual Meeting and by timely and properly submitted proxy cards to constitute a quorum, the Annual Meeting may be adjourned until such time as a sufficient number of shares are present.
HOW ARE ABSTENTIONS COUNTED?
You may choose to abstain or refrain from voting your shares on one or more issues presented for a vote at the Annual Meeting. However, for purposes of determining the presence of a quorum, abstentions are counted as present. For the purpose of determining whether the stockholders have approved a matter, abstentions will not affect the outcome of the vote of any matter being voted on at the Annual Meeting.
WHAT IF A STOCKHOLDER DOES NOT PROVIDE A PROXY OR, IF A PROXY IS RETURNED, IT DOES NOT SPECIFY A CHOICE FOR ONE OR MORE ISSUES?
You should specify your choice for each issue to be voted upon at the Annual Meeting. If no proxy is returned or if a proxy is signed and returned but no specific instructions are given on one or more of the issues to be voted upon at that Annual Meeting, proxies will be voted in accordance with applicable rules, laws and regulations as follows:
Stockholders of Record. If you are a stockholder of record and you do not return a proxy and you do not vote at the Annual Meeting, your shares will not be voted at our Annual Meeting, and if you are not present at the Annual Meeting, your shares will not be counted for purposes of determining whether a quorum exists for the Annual Meeting. If you do return a proxy via the Internet, telephone or mail, but you fail to specify how your shares should be voted on one or more issues to be voted upon at the Annual Meeting, then to the extent you did not specify a choice, your shares will be voted: (i) FOR Proposal One for the election of all of the director nominees, (ii) FOR Proposal Two approving the Company’s 2024 Employee Stock Purchase Plan, (iii) FOR Proposal Three to approve, on a non-binding, advisory basis, submitting the non-binding advisory vote on the compensation of the Company’s named executive officers to the stockholders every three years and (iv) FOR Proposal Four ratifying the selection of PwC as our independent registered public accounting firm.
Beneficial Owners. If you are a beneficial owner and (i) you do not provide your broker or other nominee who holds your shares with voting instructions, or (ii) you do provide a proxy card but you fail to specify your voting instructions on one or more of the issues to be voted upon at our Annual Meeting, under applicable rules, your broker or other nominee may exercise discretionary authority to vote your shares on routine proposals but may not vote your shares on non-routine proposals.
The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Annual Meeting will be deemed present at our Annual Meeting for purposes of determining whether the necessary quorum exists to proceed with the Annual Meeting but will not be considered entitled to vote on the non-routine proposals.
We believe that under applicable rules Proposal Four: Ratification of Appointment of Independent Registered Public Accounting Firm is considered a routine matter for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners.
However, we believe that Proposal One: Election of Directors, Proposal Two: Approval of The Trade Desk, Inc. 2024 Employee Stock Purchase Plan and Proposal Three: Approval, on a Non-Binding Advisory Basis, of the Frequency of

Future Non-Binding Advisory Votes on Named Executive Officer Compensation are considered non-routine matters under applicable rules. Accordingly, brokers or other nominees cannot vote on these proposals without instruction from beneficial owners.
WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?
The following table sets forth the voting requirement with respect to each of the proposals:

Proposal One—Election of directors
As set forth in our bylaws, each director must be elected by a plurality of the votes cast, meaning that the two nominees receiving the most “FOR” votes (among votes properly cast at the Annual Meeting or by proxy) will be elected. Only votes “FOR” will affect the outcome. Brokers will not have discretionary voting authority with respect to shares held in street name for their clients. Abstentions and broker non-votes will not affect the outcome of the vote.

Proposal Two—Approval of The Trade Desk, Inc. 2024 Employee Stock Purchase Plan
As set forth in our bylaws, to be approved by our stockholders, a majority of the votes cast at the Annual Meeting or by proxy must vote “FOR” this proposal. Brokers will not have discretionary voting authority with respect to shares held in street name for their clients. Abstentions and broker non-votes will not affect the outcome of the vote.

Proposal Three—Approval, on a Non-Binding Advisory Basis, of the Frequency of Future Non-Binding Advisory Votes on Named Executive Officer Compensation
The option of one year, two years or three years that receives the highest number of votes cast will be the frequency of the vote on the compensation of our named executive officers that has been approved by stockholders on an advisory basis. Even though your vote is advisory and therefore will not be binding on the Company, the board of directors will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote on named executive officer compensation.

Proposal Four—Ratification of appointment of independent registered public accounting firm	As set forth in our bylaws, to be approved by our stockholders, a majority of the votes cast at the Annual Meeting or by proxy must vote “FOR” this proposal. Brokers will have discretionary voting authority with respect to shares held in street name for their clients, even if the broker does not receive voting instructions from their client. Accordingly, we do not anticipate that there will be any broker non-votes on this proposal; however, broker non-votes will not be counted as votes cast and will therefore have no effect on the proposal. Abstentions will also have no effect on the proposal.
HOW DO I CHANGE OR REVOKE MY PROXY?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the Annual Meeting and voting during the Annual Meeting. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?
It means that your shares are registered differently or you have multiple accounts. Please vote all of these shares separately to ensure all of the shares you hold are voted.

HOW CAN STOCKHOLDERS SUBMIT A PROPOSAL FOR INCLUSION IN OUR PROXY STATEMENT FOR THE 2025 ANNUAL MEETING?
To be included in our proxy statement for the 2025 annual meeting, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and be received by our Secretary at our principal executive offices no later than December 13, 2024, which is one hundred twenty (120) calendar days before the one-year anniversary of the date on which we first released this Proxy Statement to stockholders in connection with this year’s Annual Meeting. In connection with the 2025 annual meeting, we intend to file a proxy statement and a WHITE proxy card with the SEC in connection with our solicitation of proxies for that meeting.
HOW CAN STOCKHOLDERS SUBMIT PROPOSALS TO BE RAISED AT THE 2025 ANNUAL MEETING THAT WILL NOT BE INCLUDED IN OUR PROXY STATEMENT FOR THE 2025 ANNUAL MEETING?
To be raised at the 2025 annual meeting, stockholder proposals must comply with our bylaws. Under our bylaws, a stockholder must give advance notice to our Secretary of any business, including nominations of candidates for election as directors to our board, that the stockholder wishes to raise at our annual meeting. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting. Since our Annual Meeting is on May 28, 2024, stockholder proposals must be received by our Secretary at our principal executive offices no earlier than January 28, 2025 and no later than February 27, 2025, in order to be raised at our 2025 annual meeting.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
WHAT IF THE DATE OF THE 2025 ANNUAL MEETING CHANGES BY MORE THAN 30 DAYS FROM THE ANNIVERSARY OF THIS YEAR’S ANNUAL MEETING?
Under Rule 14a-8 of the Exchange Act, if the date of the 2025 annual meeting changes by more than 30 days from the anniversary of this year’s annual meeting, to be included in our proxy statement, stockholder proposals must be received by us within a reasonable time before our solicitation is made.
Under our bylaws, if the date of the 2025 annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary of this year’s annual meeting, stockholder proposals to be brought before the 2025 annual meeting must be delivered, or mailed and received, not more than the hundred twentieth (120th) day prior to such annual meeting and not less than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.
DOES A STOCKHOLDER PROPOSAL REQUIRE SPECIFIC INFORMATION?
With respect to a stockholder’s nomination of a candidate for our board of directors, the stockholder notice to the Secretary must contain certain information as set forth in our bylaws about both the nominee and the stockholder making the nomination. With respect to any other business that the stockholder proposes, the stockholder notice must contain a brief description of such business and the reasons for conducting such business at the Annual Meeting, as well as certain other information as set forth in our bylaws. If you wish to bring a stockholder proposal or nominate a candidate for director, you are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. A copy of our bylaws is available via the website of the Securities and Exchange Commission at http://www.sec.gov. You may also contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
WHAT HAPPENS IF WE RECEIVE A STOCKHOLDER PROPOSAL THAT IS NOT IN COMPLIANCE WITH THE TIME FRAMES DESCRIBED ABOVE?
If we receive notice of a matter to come before the 2025 annual meeting that is not in accordance with the deadlines described above, we will use our discretion in determining whether or not to bring such matter before such meeting. If such matter is brought before such meeting, then our proxy card for such meeting will confer upon our proxy holders’ discretionary authority to vote on such matter.

WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?
Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Jeff Green, Laura Schenkein and Jay Grant, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our board of directors.
WHO BEARS THE COST OF THIS SOLICITATION?
We pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition, we may reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of our directors, officers and employees, personally or by mail, telephone, facsimile, email or other means of communication (electronic or otherwise). No additional compensation will be paid for such services.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports, or Notices of Internet Availability of Proxy Materials, with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. In accordance with these rules, only one proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, will be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Stockholders who currently receive multiple copies of the proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, at their address and would like to request “householding” of their communications should contact their broker if they are beneficial owners or direct their request to Broadridge at the contact information below if they are record holders.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, please notify your broker, if you are a beneficial owner or, if you are a record holder, direct your written request to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call Broadridge at 1-866-540-7095.
If requested, we will also promptly deliver, upon oral or written request, a separate copy of the proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, to any stockholder residing at an address to which only one copy was mailed.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting, which will be available on our website.

PROPOSAL ONE:
ELECTION OF DIRECTORS
In voting on the election of our director nominees, stockholders may:
•Vote in favor of all nominees;
•Vote in favor of specific nominees; or
•Withhold votes as to specific nominees.
Assuming a quorum is present; directors will be elected by a plurality of the votes cast.
Our bylaws provide that the authorized number of directors shall be determined from time to time by resolution of the board of directors, provided the board of directors shall consist of at least one (1) member. Our board of directors is currently comprised of seven (7) directors. Our certificate of incorporation provides that our board of directors shall be divided into three classes, each consisting of as nearly one-third of the total number of directors as possible. Each class of directors serves a three-year term expiring at the annual meeting of stockholders in the year listed in the table below:

Class I (2026)	Class II (2024)	Class III (2025)
Jeff T. Green	Samantha Jacobson	Lise J. Buyer
Andrea L. Cunningham	Gokul Rajaram	Kathryn E. Falberg
David B. Wells
Based on the recommendation of the nominating and corporate governance committee, our board of directors has nominated Samantha Jacobson and Gokul Rajaram for election as Class II directors, each to serve a three-year term that expires at the annual meeting of stockholders in 2027 and until his or her successor is duly elected and qualified. Each of Ms. Jacobson and Mr. Rajaram are currently serving as Class II directors and have consented to serve for a new term.
Directors listed in Class I and Class III above are not being elected this year and will continue in office for the remainder of their terms, as described above, unless such directors resign or their service as directors otherwise ceases in accordance with our certificate of incorporation or bylaws.
Vote Required
The Class II directors being voted on this year are elected by a plurality of the votes cast. This means that the director nominee with the most affirmative votes for a particular seat is elected for that seat. Abstentions have no effect on the outcome of the vote.
It is the intention of the persons named as proxies herein to vote in favor of the candidates nominated by our board of directors unless such authority is withheld, either by affirmative vote of the stockholders or deemed withheld by the failure of stockholders to submit their votes. If any nominee should not be available for election, the proxies will be voted in the best judgment of the persons authorized as proxies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.
Information Concerning Director Nominees
The name and age of each nominee for director, his or her position with us, the year in which he or she first became a director, and certain biographical information as of April 12, 2024 is set forth below:

Name	Age	Positions and Offices Held with the Company	Director Since
Samantha Jacobson	39	Chief Strategy Officer, Director	January 2024
Gokul Rajaram	49	Director	May 2018
Samantha Jacobson has served as a member of our board of directors since January 2024 and as our Chief Strategy Officer since February 2022. Prior to her appointment as our Chief Strategy Officer, Ms. Jacobson served as Vice President, Strategic Partnerships. Before joining The Trade Desk in 2021, Ms. Jacobson served as Vice President of Strategy and Business Development at Oracle from March 2019 to March 2021 and as Senior Director of Strategy and Business Development for Oracle Data Cloud from April 2015 to March 2019. Ms. Jacobson received a B.S.E in Finance and Management from The Wharton School at the University of Pennsylvania and an M.B.A. from the Harvard Business School.
We believe that Ms. Jacobson is qualified to serve on our board of directors due to her extensive management experience leading strategic initiatives and industry background.
Gokul Rajaram has served as a member of our board of directors since May 2018. Mr. Rajaram invests in and advises technology companies. Mr. Rajaram served on the executive team at DoorDash Inc. (“DoorDash”) from November 2019 until April 2024, after DoorDash acquired a food delivery business owned by Square, Inc. (“Square”) called Caviar, Inc. (“Caviar”), where he served as the Lead for Caviar. Prior to DoorDash, Mr. Rajaram worked as the Product Engineering Lead from July 2013 to October 2019 at Square, where he led several product development teams and served on Square’s executive team. Before joining Square in July 2013, Mr. Rajaram served as Product Director, Ads at Facebook, Inc. from August 2010 to July 2013, where he helped Facebook transition its advertising business to become mobile-first. Mr. Rajaram served as Product Management Director for Google AdSense from January 2003 to November 2007, where he helped launch the product and grow it into a substantial portion of Google's business. Mr. Rajaram has served on the boards of directors of Coinbase Inc. since August 2020 and publicly traded Pinterest, Inc. since February 2020. He also served on the board of directors of publicly traded RetailMeNot, Inc. from September 2013 until it was taken private in May 2017. Mr. Rajaram received a B. Tech in Computer Science from the Indian Institute of Technology Kanpur, an M.S. in Computer Science from the University of Texas and an M.B.A. from the Massachusetts Institute of Technology Sloan School of Management.
We believe that Mr. Rajaram is qualified to serve on our board of directors due to his extensive entrepreneurial background, strategic leadership track record and service on other boards of directors of technology companies.

Information Concerning Current Directors and Directors Continuing in Office
The name and age of each director currently or continuing in office, his or her position with us, the year in which he or she first became a director, and certain biographical information as of April 12, 2024 is set forth below:

Name	Age	Positions and Offices Held with the Company	Director Since
Lise J. Buyer	64	Lead Independent Director	March 2019
Andrea L. Cunningham	67	Class A Director	January 2022
Kathryn E. Falberg	63	Director	August 2016
Jeff T. Green	47	President and Chief Executive Officer, Director	November 2009
David B. Wells	52	Director	December 2015
Lise J. Buyer has served as a member of our board of directors since March 2019, and she was appointed as lead independent director in February 2021. Since 2006, Ms. Buyer has served as a partner of Class V Group LLC, a consulting firm she co-founded that advises companies on initial public offerings and other market strategies. From August 2005 to August 2006, she served as vice president of Tellme Networks, Inc., a private Internet telephone business. Between April 2003 and August 2005, Ms. Buyer served as the director of business optimization at Google. From September 2002 to March 2003, she served as a consultant and the director of research for Vista Research LLC, an independent equity research firm in New York, New York. From May 2000 to July 2002, she was a general partner at Technology Partners, a Palo Alto, California venture capital firm. Ms. Buyer was the director of internet/new media research at Credit Suisse First Boston from July 1998 to May 2000. Prior to that, she spent six years as vice president at T. Rowe Price Group, Inc. working predominantly on its Science and Technology Fund, and the preceding nine years as an institutional equity investor and analyst of both the technology and media industries. Ms. Buyer served on the board of directors of publicly traded Greenfield Online Inc., an online survey company, from April 2004 until it was acquired by Microsoft Corporation. Ms. Buyer received a B.A. in Economics and Geology from Wellesley College and an M.B.A. from the Owen Graduate School of Management at Vanderbilt University.
We believe that Ms. Buyer is qualified to serve on our board of directors due to her extensive management experience, high-growth company background and strategic leadership track record.
Andrea L. Cunningham has served as a member of our board of directors since January 2022. Since 2012, Ms. Cunningham has served as the president of Cunningham Collective, a consulting firm she founded that advises companies on marketing, brand and communication strategies. She previously held various senior marketing positions at various companies, including serving as Chief Marketing Officer for Avaya Inc., a cloud communications company, from 2014 to 2015. Ms. Cunningham currently serves on the boards of directors of numerous private companies, and previously served on the boards of directors of RhythmOne plc (formerly Blinkx), a digital advertising technology company then-traded on the London Stock Exchange, from February 2016 to February 2018. Ms. Cunningham received a B.A. in English from Northwestern University and completed the Harvard Business School Executive Education program.
Ms. Cunningham currently serves as a representative of the holders of our Class A common stock. For more information, see “Information About the Board of Directors and Corporate Governance-Class A Director.”
We believe that Ms. Cunningham is qualified to serve on our board of directors due to her extensive management experience, track record at other technology companies and industry background.
Kathryn E. Falberg has served as a member of our board of directors since August 2016. Ms. Falberg served as executive vice president and chief financial officer of Jazz Pharmaceuticals, PLC, a biopharmaceutical company, from March 2012 to March 2014 after serving as senior vice president and chief financial officer since December 2009. From 2001 through 2009, Ms. Falberg worked with a number of smaller companies, including AdECN, Inc. (“AdECN”), while serving as a corporate director and audit committee chair for several companies. Ms. Falberg was with Amgen from 1995 through 2001, where she served as senior vice president, finance and strategy and chief financial officer and before that as vice president, controller and chief accounting officer, and vice president, treasurer. Ms. Falberg currently serves on the board of directors of publicly traded Arcus Biosciences, Inc., and Nuvation Bio, and previously served on a number of boards including publicly traded Tricida, Inc., Urogen Pharma Ltd., Aimmune Therapeutics, Inc., Axovant Sciences Ltd., BioMarin Pharmaceutical Inc, Medivation, Inc., Halozyme Therapeutics, Inc., and aTyr Pharma, Inc. Ms. Falberg received a B.A. in Economics and an M.B.A. from the University of California, Los Angeles and is a Certified Public Accountant (inactive).
We believe that Ms. Falberg is qualified to serve on our board of directors due to her extensive management experience, strategic leadership track record and service on other boards of directors.

Jeff T. Green co-founded The Trade Desk and has served as our president and chief executive officer and as a member of our board of directors since November 2009. Prior to joining The Trade Desk, from May 2004 to October 2009, Mr. Green founded AdECN, the world’s first online advertising exchange, and served as its chief operating officer, where he led strategy, product and business development until it was acquired by Microsoft in 2007. At Microsoft Corporation, Mr. Green oversaw the AdECN exchange business, as well as all reseller and channel partner business. Mr. Green has also played a leadership role in the ad tech industry, having served on the Networks and Exchanges Quality Assurance Guidelines Committee for the Internet Advertising Bureau (“IAB”) from 2011 to 2012. At IAB, Mr. Green led working groups that established rules and best practices for acquiring inventory and set data transaction standards.
We believe that Mr. Green is qualified to serve on our board of directors due to his extensive management experience and sophisticated industry background.
David B. Wells has served as a member of our board of directors since December 2015. Mr. Wells served as the chief financial officer of Netflix, Inc., a media-services provider, for eight years, retiring in early 2019 after nearly 15 years with the company and having served as vice president of financial planning and analysis prior to chief financial officer. Mr. Wells is also a director for public direct to consumer healthcare company HIMS, where he is audit chair, and is the chairman of the board and a member of the remuneration committee (formerly the senior independent director) for UK based fintech company WISE PLC. Mr. Wells received a B.S. in Commerce and English from the University of Virginia and an M.B.A./M.P.P. Magna Cum Laude from the University of Chicago.
We believe that Mr. Wells is qualified to serve on our board of directors due to his extensive management experience, financial expertise, high-growth company background and strategic leadership track record.

PROPOSAL TWO:
APPROVAL OF THE TRADE DESK 2024 EMPLOYEE STOCK PURCHASE PLAN
Background
The board of directors has adopted, subject to stockholder approval, The Trade Desk, Inc. 2024 Employee Stock Purchase Plan (the “ESPP”). The ESPP is an amendment and restatement of our existing The Trade Desk, Inc. 2016 Employee Stock Purchase Plan (the “Existing ESPP”), which we adopted in connection with our initial public offering. Stockholders are being asked to approve the ESPP at the Annual Meeting. If our stockholders approve the ESPP, the ESPP will become effective on May 28, 2024. If the ESPP is not approved by our stockholders, then the ESPP will not become effective, and the Existing ESPP will continue in full force and effect until the expiration of its term on August 17, 2026.

The material terms of the ESPP are summarized in this Proposal, and a copy of the ESPP is attached as Appendix B to this Proxy Statement. The summary contained in this Proposal is subject in its entirety to the specific provisions contained in the complete text of the ESPP set forth in Appendix B to this Proxy Statement. The following is an overview of the key changes to the Existing ESPP contained in the ESPP:

•Term. The term of the ESPP will remain in effect until terminated by the plan administrator in accordance with the ESPP.
•No New Evergreen Provision. The existing “evergreen” provision under the ESPP, which provides for annual increases to the share limit through January 1, 2026, will lapse in 2026, and no new “evergreen” provision will apply under the ESPP.
•Other Updates. The ESPP contains other minor, technical and administrative updates.

We believe that maintaining an employee stock purchase plan aligns employee interests with those of our stockholders and provides an important employee retention incentive that ultimately benefits our stockholders.

Stockholder Approval
Stockholder approval of the ESPP is necessary in order for us to meet the stockholder approval requirements of Nasdaq and to meet the requirements of Code Section 423.

Material Terms of the ESPP
The material terms of the ESPP are summarized below, and a copy of the ESPP is attached as Appendix B to this Proxy Statement. The following summary is subject in its entirety to the specific provisions contained in the complete text of the ESPP set forth in Appendix B to this Proxy Statement.
Overview of the ESPP. The ESPP is comprised of two distinct components in order to provide increased flexibility to grant purchase rights under the ESPP to U.S. and to non-U.S. employees. Specifically, the ESPP authorizes (1) the grant of purchase rights to U.S. employees that are intended to qualify for favorable U.S. federal tax treatment under Section 423 of the Code, (referred to as the Section 423 Component), and (2) the grant of purchase rights that are not intended to be tax-qualified under Section 423 of the Code to facilitate participation for employees located outside of the United States who do not benefit from favorable U.S. tax treatment and to provide flexibility to comply with non-U.S. law and other considerations, (the Non-Section 423 Component). Where possible under local law and custom, we expect that the Non-Section 423 Component generally will be operated and administered on terms and conditions similar to the Section 423 Component.
Purpose. The purpose of the ESPP is to provide employees with an opportunity to acquire an equity ownership interest in the Company.
Share Reserve. The aggregate number of shares of Class A common stock that may be issued pursuant to rights granted under the ESPP will be 8,000,000 shares. In addition, on the first day of each calendar year beginning on January 1, 2017 and ending on (and including) January 1, 2026, the number of shares available for issuance under the ESPP will be increased by a number of shares equal to the least of (1) 8,000,000 shares, (2) 1% of the shares outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year, and (3) such smaller number of shares as determined by our board of directors. If any right granted under the ESPP terminates for any reason without having been exercised, the shares subject thereto that are not purchased under such right will again be available for issuance under the ESPP.
Administration. Our compensation committee will administer the ESPP, unless otherwise determined by our board of directors. The compensation committee may delegate its duties and responsibilities to committees of directors. To the extent necessary to comply with Rule 16b-3 of the Exchange Act, the plan administrator will consist solely of two members of our board of directors, each of whom is intended to qualify as an “outside director,” within the meaning of Section 162(m) of the Code, a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and an “independent director” within the meaning of the rules of the applicable stock exchange on which shares of Class A common stock are traded. Subject to the terms and conditions of the ESPP, the plan administrator has the authority to determine when rights to purchase shares will be offered and the provisions of each offering under the ESPP, to determine which subsidiaries will participate in the ESPP (including in the Non-Section 423 and the Section 423 Components), and to make all other determinations and to take all other actions necessary or advisable for the administration of the ESPP. The administrator is also authorized to establish, amend or revoke rules relating to administration of the ESPP.
Eligible Employees. Employees eligible to participate in the ESPP for a given offering generally include employees who are employed by the Company or one of its designated subsidiaries on the first trading day of the offering, referred to as the enrollment date. However, an employee who owns (or is deemed to own through attribution) 5% or more of the combined voting power or value of all classes of the Company's or one of its subsidiaries' stock will not be allowed to participate in the Section 423 Component. In addition, the plan administrator may provide that an employee may not be eligible to participate in an offering under the Section 423 Component if the employee is a citizen or resident of a non-U.S. jurisdiction and the grant of a right to purchase shares would be prohibited under applicable law or would cause the Section 423 Component (or any offering thereunder) to violate the requirements of Section 423 of the Code. Additionally, the plan administrator may provide that certain highly compensated, seasonal and/or part-time employees may not be eligible to participate in an offering or, with respect to offerings under the Non-Section 423 Component, that only certain employees are eligible to participate in such offerings (regardless of the foregoing rules). As of March 31, 2024, there were approximately 3,180 employees eligible to participate in the ESPP.
Participation. Employees may become participants in the ESPP for an offering by completing an enrollment form prior to the enrollment date of the applicable offering, which will designate a whole percentage or fixed dollar amount of the employee's compensation to be withheld by the Company as payroll deductions under the ESPP during the offering. The compensation to be withheld with respect to each employee may not be less than 1% or more than 25% of the employee's compensation (or such other percentage designated by the plan administrator in the applicable offering document). The accumulated deductions will be applied to the purchase of shares on each purchase date during an offering. However, a participant may not purchase more than 60,000 shares during any one purchase period and, with respect to the Section 423 Component, may not subscribe for more than $25,000 worth of shares under the ESPP per calendar year in which such rights to purchase stock are outstanding (considered together with any other ESPP maintained by the Company or certain parent or subsidiary entities) based on the fair market value of the shares at the time the purchase right is granted.
Offerings; Purchase Periods. Under the ESPP, participants are offered the right to purchase shares of the Company's Class A common stock at a discount during a series of offerings. Following the effectiveness of the ESPP, offerings will cover the 24-month periods commencing each November 15th and May 15th during the effectiveness of the ESPP. Each offering will be comprised of one or more purchase periods designated by the plan administrator in the applicable offering document.
The purchase price for each offering will be designated by the plan administrator in the applicable offering document or, in the absence of a designation by the plan administrator, the purchase price will be the lower of 85% of the closing trading price per share of the Company's Class A common stock on the enrollment date of the applicable offering or 85% of the closing trading price per share on the applicable purchase date, which will occur on the last trading day of each purchase period during an offering.
Unless a participant has previously withdrawn his or her participation in, or has otherwise become ineligible to participate in the ESPP prior to any applicable purchase date, the participant's accumulated payroll deductions will be applied to the purchase of whole shares as of each purchase date. The participant will purchase the maximum number of whole shares of Class A common stock that his or her accumulated payroll deductions will buy at the purchase price, subject to the participation limitations described above, and any fractional shares will be credited to the participant's account and carried forward and applied toward the purchase of whole shares for the next offering.
In the event that the fair market value of a share of Class A common stock on any purchase date during an offering is less than the fair market value of a share on the enrollment date of such offering, the offering will automatically terminate after the purchase of shares of Class A common stock on the purchase date and a new subsequent offering will commence on such purchase date. In the event of any such offering reset, each participant in the offering will automatically be enrolled in the next-subsequent offering on the same terms and conditions on which he or she participated in the terminated offering.
Payroll Deduction Changes and Withdrawals. A participant may increase or decrease his or her payroll deductions twice during any purchase period. In addition, a participant may cancel his or her payroll deductions and withdraw his or her participation from the ESPP at any time by submitting written notice to the Company at least one week prior to the end of the offering in which such participant is enrolled. Upon withdrawal, the participant will receive a refund of the participant's account balance in cash, and his or her payroll deductions shall cease.
Transfer Restrictions. A participant may not transfer (other than by will or the laws of descent and distribution) any right granted under the ESPP and, during a participant's lifetime, purchase rights granted under the ESPP shall be exercisable only by such participant. In addition, except as otherwise provided in an offering document, a participant may not transfer, sell or otherwise dispose of any shares purchased under the ESPP until the earlier of (1) the six-month anniversary of the purchase date on which the participant purchased the shares and (2) the occurrence, after the applicable purchase date, of a change in control of the Company.
Adjustments; Changes in Capitalization. The plan administrator has broad discretion to take action under the ESPP, as well as make adjustments to the terms and conditions of existing and future purchase rights, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting the Company's Class A common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In the event of certain changes in control of our Company (as defined in the ESPP) in which outstanding rights are not assumed or substituted, the plan administrator will set a new purchase date on which all offering periods under the ESPP will terminate.
Amendment and Termination. The plan administrator may amend, suspend or terminate the ESPP at any time, subject to stockholder approval to the extent required under Section 423 of the Code (with respect to the Section 423 Component) or other applicable law. The ESPP will terminate upon the expiration of the purchase period during which the administrator terminates the ESPP. The ESPP has no set termination date.
U.S. Federal Income Tax Consequences of the ESPP
The material federal income tax consequences of the ESPP under current U.S. federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the ESPP. The following discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed due to the fact that they may vary depending on individual circumstances and from locality to locality.

As described above, the ESPP has a Section 423 Component and a Non-Section 423 Component. The tax consequences for a U.S. taxpayer will depend on whether he or she participates in the Section 423 Component or the Non-Section 423 Component.

Tax Consequences to U.S. Participants in the Section 423 Component. The Section 423 Component of the ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the Section 423 Component of the ESPP. This means that an eligible employee will not recognize taxable income on the date the employee is granted an option under the Section 423 Component of the ESPP (i.e., the first day of the offering period). In addition, the employee will not recognize taxable income upon the purchase of shares. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (2) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price and we will be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the employee. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above but are sold for a price that is less than the purchase price, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the purchase price (and we will be entitled to a corresponding deduction), but the participant generally will be able to report a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the date of purchase.

We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Tax Consequences to U.S. Participants in the Non-Section 423 Component. A U.S. participant in the Non-Section 423 Component will have compensation income equal to the value of the common stock on the day he or she purchased the common stock less the purchase price.

When the participant sells the common stock he or she purchased under the Non-Section 423 Component of the ESPP, he or she also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the common stock on the day he or she purchased it. This capital gain or loss will be long-term if the participant held the common stock for more than one year and otherwise will be short-term.

Any compensation income that the participant receives upon the purchase of shares of common stock under the Non-Section 423 Component of the ESPP is subject to applicable tax withholding. In addition, the compensation income is required to be reported as ordinary income to the participant on his or her annual Form W-2, and the participant is responsible for ensuring that this income is reported on his or her individual income tax return.

With respect to U.S. participants, we are entitled to a deduction for amounts taxed as ordinary income to a participant to the extent of ordinary income recognized upon a purchase made under the Non-Section 423 Component.

Stock Price
The closing price of the Company’s common stock on Nasdaq as of April 5, 2024 was $85.83 per share.

New Plan Benefits
The number of shares that may be purchased under the ESPP will depend on each employee’s voluntary election to participate, the rate of contributions by such employees and the purchase price of the shares issuable under the ESPP at future dates. Accordingly, it is not possible to determine the value of the future benefits which may be received by participants under the ESPP.
Plan Benefits
From the inception of the Existing ESPP through April 11, 2024, the number of shares of our common stock purchased by our named executive officers and certain other persons under the Existing ESPP is as follows: (i) Laura Schenkein, Chief Financial Officer (named executive officer), 50,422 shares; (ii) Jay R. Grant, Chief Legal Officer (named executive officer), 1,746 shares; (iii) Blake J. Grayson, Former Chief Financial Officer (named executive officer), 3,019 shares; (iv) David R. Pickles, Senior Advisor and Former Chief Technology Officer (named executive officer), 48,222 shares; (v) all current executive officers as a group, 52,168 shares; (vi) Samantha Jacobson (director nominee), 1,477 shares; (vii) each associate of any of such directors, executive officers or nominees, zero shares; (viii) each other person who received or is to receive 5 percent of such options, warrants or rights, zero shares; and (ix) all employees, including all current officers who are not executive officers, as a group, 23,691,140 shares. Each of Mr. Green and our non-employee directors are not eligible to participate in, and have not purchased any shares of our common stock under, the Existing ESPP and are therefore omitted from this disclosure.

Vote Required
Assuming a quorum is present, the ESPP will be approved if the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is obtained (meaning the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal). In the event that the stockholders do not approve the ESPP, The Trade Desk, Inc. 2016 Employee Stock Purchase Plan will continue in full force and effect on its terms and conditions as in effect immediately prior to the date that the ESPP was first approved by the Board. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE TRADE DESK, INC. 2024 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL THREE:
APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

Section 14A of the Exchange Act enables our stockholders to indicate how frequently we should seek an advisory vote from our stockholders on the compensation of our named executive officers. By voting on this say-on-frequency proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation (commonly known as “say-on-pay”) once every one, two or three years, or to abstain entirely from voting on the proposal.

Recommendation

Our board of directors has considered the frequency of the say-on-pay vote that it should recommend. After considering the benefits and consequences of each option for the frequency of submitting the say-on-pay vote to stockholders, our board of directors recommends submitting the say-on-pay vote to our stockholders every three years, or a triennial vote, for the following reasons:

•Our executive compensation program is designed to support long-term value creation. A triennial vote will allow stockholders to better judge our compensation program in relation to our long-term performance.
•A triennial vote will provide our compensation committee and our board of directors sufficient time to thoughtfully evaluate the results of the most recent advisory vote on named executive officer compensation, to discuss the implications of the vote with our stockholders and to develop and implement any changes to our executive compensation program that may be appropriate in light of the vote.
•A triennial vote will allow for any changes to our executive compensation program to be in place long enough for stockholders to see and evaluate the effectiveness of these changes before another non-binding advisory vote on named executive officer compensation is conducted.
•We view the say-on-pay vote as just one opportunity for stockholders to communicate with us regarding their views on our executive compensation program and its alignment with long-term stockholder value creation. We encourage stockholders who have concerns about executive compensation during the period between say-on-pay votes to bring such concerns to the attention of the Company.
•Less frequent say-on-pay votes will improve the ability of institutional stockholders to exercise their voting rights in a more deliberate, thoughtful and informed way that is in the best interests of stockholders, and is less burdensome to such stockholders than a more frequent vote.

For the reasons discussed above, our board of directors recommends that stockholders vote in favor of holding a say-on-pay vote at an annual meeting of stockholders once every three years. When voting to recommend the frequency of the Company’s “say-on-pay” vote, stockholders should be aware that they are not voting “for” or “against” our board of directors’ recommendation to vote for a frequency of every year for holding future say-on-pay votes. Rather, stockholders will be casting votes to recommend a say-on-pay vote every year, once every two years or once every three years, or they may abstain entirely from voting on the proposal.

The option on the frequency of the say-on-pay vote that receives the most votes from stockholders will be considered by our compensation committee as the stockholders’ recommendation as to the frequency of future say-on-pay votes. However, the outcome of this advisory vote on the frequency of the say-on-pay vote is not binding on us or our board of directors or our compensation committee. Nevertheless, our board of directors will review and consider the outcome of this vote when making determinations as to when the say-on-pay vote will again be submitted to stockholders for approval at an annual meeting of stockholders.

Vote Required for Approval

The advisory approval of the frequency of the say-on-pay vote requires a majority of the shares present in person or represented by proxy and entitled to vote on each proposal at the annual meeting. As this is an advisory vote, the result will not be binding on us, our board of directors or our compensation committee, although our compensation committee will consider the outcome of the vote when evaluating our compensation principles, design and practices.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “THREE YEARS” WITH RESPECT TO THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
On the recommendation of our audit committee, our board of directors has appointed PwC, an independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2024 and attest to our internal control over financial reporting as of December 31, 2024. We are submitting this selection to our stockholders for ratification. Although we are not required to seek stockholder approval for this appointment, we believe it is sound corporate practice to do so. Representatives from PwC will be in attendance at the Annual Meeting to respond to any appropriate questions and will have the opportunity to make a statement, if they so desire.
In the vote on the ratification of the selection of PwC as our independent auditors, stockholders may:
•Vote in favor of ratification;
•Vote against ratification; or
•Abstain from voting on ratification.
Vote Required for Approval
Assuming a quorum is present, the selection of PwC as our independent auditors will be ratified if the affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is obtained (meaning the number of shares voted “FOR” the proposal must exceed the number of shares voted “AGAINST” the proposal). In the event that the stockholders do not ratify the selection of PwC, the appointment of the independent auditors will be reconsidered by the audit committee of the board of directors. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF PWC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.
Auditor Information
Set forth below are the fees for services rendered by PwC for the fiscal years ended December 31, 2023 and 2022:

Fee Category	2023	2022
Audit Fees(1)	$4,509,464	$4,111,960
Audit-Related Fees(2)	300,000	480,000
Tax Fees(3)	1,077,862	676,173
All Other Fees(4)	4,589	108,818
Total	$5,891,915	$5,376,951
(1)Audit Fees for 2023 and 2022 cover professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K, review of financial statements included in our Quarterly Reports on Form 10-Q, audit of our internal control over financial reporting, new and existing statutory audits of subsidiaries of the Company and services normally provided by PwC in connection with regulatory filings or engagements.
(2)Audit-Related Fees were for assurance and other services related to service provider compliance reports, including Service Organization Controls (SOC) reports on the effectiveness of our controls for our demand side platform.
(3)Tax Fees cover tax compliance, advice, and planning services and consisted primarily of review of consolidated federal income tax returns and foreign tax planning and advice.
(4)All Other Fees include professional services rendered by PwC not reported in any other category such as pre-approved permissible advisory and other services, including SOC-1 and SOC-2 readiness advisory services in 2022 and the license fees for accounting research software in 2023 and 2022.

Pre-Approval Policies and Procedures
The audit committee has adopted policies and procedures regarding pre-approval of permitted audit and non-audit services. Each year, and as needed at other times during the year, (1) the independent registered public accounting firm will submit to the audit committee for approval the terms, fees and conditions of our engagement of the independent registered public accounting firm to perform an integrated audit of our consolidated financial statements and to review our interim financial statements; and (2) management and the independent registered public accounting firm will submit to the audit committee for approval a written pre-approval request of additional audit and non-audit services to be performed for us during the year, including a budgeted range of fees for each category of service outlined in such request. The audit committee has designated the audit committee chair to have the authority to pre-approve interim requests for permissible services that were not contemplated in the engagement letter or in pre-approval requests. The audit committee chair may approve or reject any interim service requests and shall report any interim service pre-approvals at the next regular audit committee meeting. All services provided by PwC during the fiscal years ended December 31, 2023 and 2022 were pre-approved by the audit committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The information contained in this audit committee report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that The Trade Desk, Inc. specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.
The audit committee of our board of directors is comprised of three members and acts under a written charter that has been approved by our board of directors. The members of the audit committee are independent directors, based upon standards set forth in applicable laws, rules, and regulations. The audit committee has reviewed and discussed the audited financial statements with management and has discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and the SEC.
The audit committee has also received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding PwC’s communications with the audit committee concerning independence and has discussed with PwC its independence.
Management is responsible for our financial reporting process and the system of internal controls, including internal control over financial reporting, and procedures designed to promote compliance with accounting standards and applicable laws and regulations. PwC is responsible for the audit of the consolidated financial statements and our internal control over financial reporting in accordance with the standards of the PCAOB. The audit committee's responsibility is to monitor and oversee these processes and procedures. The members of the audit committee are not professionally engaged in the practice of accounting or auditing and are not professionals in these fields. The audit committee relies, without independent verification, on the information provided by and on the representations made by management regarding the effectiveness of internal control over financial reporting, that the financial statements have been prepared with integrity and objectivity, and that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The audit committee also relies on the opinion of PwC on the consolidated financial statements and internal controls over financial reporting.
The audit committee’s meetings facilitate communication among the members of the audit committee, management and PwC. The audit committee separately met with PwC, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The audit committee also met separately with management.
Based on its discussions with management and PwC, and its review of the representations and information provided by management and PwC, the audit committee recommended to our board of directors that our audited financial statements for the fiscal year ended December 31, 2023 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
By order of the audit committee of the board of directors of The Trade Desk,
AUDIT COMMITTEE
David B. Wells (Chairperson)
Lise J. Buyer
Gokul Rajaram

INFORMATION ABOUT THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Leadership Structure of the Board of Directors
Our board of directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide effective oversight of management. Our bylaws and corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of chairman of the board of directors and chief executive officer.
Our board of directors currently believes that our existing leadership structure, under which our chief executive officer, Mr. Green, serves as chairman of our board of directors is effective. Mr. Green’s knowledge of the issues, opportunities and risks facing us, our business and our industry renders him best positioned among our directors to fulfill the chairman’s responsibility to develop agendas that focus the time and attention of our board of directors on the most critical matters.
Our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. Our chief executive officer works with the nominating and corporate governance committee and the board of directors on a regular basis to ensure there is a current and effective plan of succession and development for the CEO and the executive management team. Our board of directors believes that the directors and the CEO should collaborate on management succession planning, and that the entire board of directors should be involved in the critical aspects of the succession planning process, including establishing selection criteria that reflect our business strategies, reviewing the Company’s leadership pipeline and talent strategies, and identifying and evaluating potential internal candidates. Directors also become familiar with potential successors for key positions at regular meetings and in less formal settings, and management succession is discussed at least annually in the meetings and executive sessions of the board of directors.

In accordance with our bylaws, the independent directors elected Lise J. Buyer to serve as lead independent director. As lead independent director, Ms. Buyer will preside at all meetings of the board of directors at which the chairman of the board of directors is not present, including executive sessions, and performs such additional responsibilities as set forth in our corporate governance guidelines.
Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with our board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our audit committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also monitors compliance with legal and regulatory requirements, considers and approves or disapproves any related-persons transactions, and receives periodic updates from management on cybersecurity matters. Our nominating and governance committee monitors the effectiveness of our corporate governance guidelines. Our compensation committee assesses and monitors whether any of our compensation programs, policies and practices have the potential to encourage excessive or inappropriate risk-taking.
Board Meetings
Our board of directors held a total of six meetings during 2023. Each director attended at least 75% of the total number of board of directors and committee meetings that were held during the time he or she was a director in 2023.
Board Committees
Audit Committee
Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee:

•appoints our independent registered public accounting firm;
•evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•determines the engagement of the independent registered public accounting firm;
•reviews and approves the scope of the annual audit and the audit fee;
•discusses with management and the independent registered public accounting firm the results of the annual integrated audit and the review of our quarterly financial statements;
•approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
•monitors the rotation of partners of the independent registered public accounting firm on our engagement team in accordance with requirements established by the SEC;
•is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;
•reviews the adequacy of internal financial controls with management and our independent registered public accounting firm;
•reviews our critical accounting policies and estimates; and
•reviews the audit committee charter and the committee’s performance at least annually.
The members of our audit committee are Messrs. Wells (chairperson) and Rajaram, and Ms. Buyer. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and The Nasdaq Stock Market LLC (“Nasdaq”). Our board of directors has determined that Mr. Wells is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our board of directors has determined that each of Messrs. Wells and Rajaram and Ms. Buyer are independent under the heightened audit committee independence standards of the SEC and Nasdaq. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the charter of our audit committee is available on our website at http://investors.thetradedesk.com/.
During 2023, our audit committee met four times in person or by telephone.
Compensation Committee
Our compensation committee reviews and recommends policies relating to the compensation and benefits of our executive officers and employees. Among other matters, our compensation committee:
•reviews and recommends to our board of directors corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers;
•evaluates the performance of our executive officers in light of those goals and objectives, and approves the compensation of these executive officers based on such evaluations;
•reviews and approves or recommends to our board of directors the grant of stock options and other awards under our stock plans;
•reviews and recommends to our board of directors the compensation of our non-employee directors; and
•reviews and evaluates, at least annually, the performance of the compensation committee and its members, including compliance by our compensation committee with its charter.
In fulfilling its responsibilities, our compensation committee has the authority to delegate any or all of its responsibilities to a subcommittee of the compensation committee. Our compensation committee also has the authority to authorize one of our officers to grant rights or options to officers (other than our executive officers) and employees, in a manner that is in accordance with applicable law, which it has previously authorized our chief executive officer and chief financial officer to do for certain employee equity awards.
The members of our compensation committee are Ms. Falberg (chairperson), and Messrs. Rajaram and Wells. Each of the members of our compensation committee is independent under the applicable rules and regulations of Nasdaq and meets all other eligibility requirements of applicable laws. Our compensation committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the charter of our compensation committee is available on our website at http://investors.thetradedesk.com.
During 2023, our compensation committee met five times in person or by telephone.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the size and composition of our board of directors. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our board of directors concerning governance matters.
The members of our nominating and corporate governance committee are Mses. Buyer (chairperson) and Cunningham. Each of the members of our nominating and corporate governance committee is an independent director under the applicable rules and regulations of Nasdaq. The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the charter of our nominating and corporate governance committee is available on our website at http://investors.thetradedesk.com.
During 2023, our nominating and corporate governance committee met four times in person or by telephone.
Compensation Committee Interlocks and Insider Participation
During 2023, Ms. Falberg and Messrs. Rajaram and Wells all served as members of our compensation committee. None of the members of our compensation committee has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.
Identifying and Evaluating Director Nominees
Our nominating and corporate governance committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:
•personal and professional integrity;
•ethics and values;
•experience in corporate management, such as serving as an officer or former officer of a publicly held company;
•experience in the industries in which we compete;
•experience as a board member or executive officer of another publicly held company;
•diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
•conflicts of interest; and
•practical and mature business judgment.
Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders' best interests. Our board of directors evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. Although the nominating and corporate governance committee may consider whether nominees assist in achieving a mix of board members that represents a diversity of background and experience, which is not only limited to race, gender or national origin, we have no formal policy regarding board diversity.
The following table sets forth certain diversity statistics as self-reported by the current members of our board of directors.

Board Diversity Matrix (As of April 12, 2024)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	2	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	4	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	1
Class A Director
Article VI, Section E of our certificate of incorporation provides that beginning on the date we publicly announce the class of the first director to serve in a Class A Director Seat (as defined below) and ending on the final conversion of our Class B common stock, the holders of our Class A common stock, voting as a single class, will have the right to elect one director if the total number of directors is eight or fewer or two directors if the total number of directors is nine or greater, with our board of directors determining the initial class into which each such director will be elected. Any seat filled by any director contemplated by this provision of the certificate of incorporation is referred to as a “Class A Director Seat.” Ms. Cunningham currently serves in the Class A Director Seat.
Stockholder Recommendations and Nominations to the Board of Directors
Stockholders may submit recommendations for director candidates to the nominating and corporate governance committee by sending the individual's name and qualifications to our Chief Legal Officer c/o The Trade Desk, Inc., 42 N. Chestnut St., Ventura, CA 93001, who will forward all recommendations to the nominating and corporate governance committee. The nominating and corporate governance committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at http://investors.thetradedesk.com. Any amendments to the code of business conduct and ethics, or any waivers of its requirements, will be disclosed on our website. The reference to our web address does not constitute incorporation by reference of the information contained at, or available through, our website.
Stockholder Communications with the Board of Directors
Stockholders and other parties interested in communicating directly with the board of directors may do so by writing to: Board of Directors, c/o The Trade Desk, Inc., 42 N. Chestnut St., Ventura, CA 93001. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of our audit committee and handled in accordance with applicable procedures established by the audit committee.

Independence of the Board of Directors
Our board of directors currently consists of seven members. Our board of directors has determined that all of our directors, other than Mr. Green, our chief executive officer, and Ms. Jacobson, our chief strategy officer, qualify as “independent” directors in accordance with the Nasdaq listing requirements. In addition, as required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
Director Stock Ownership
Our board of directors believes that all directors should maintain a meaningful personal financial stake in the Company to align their long-term interests with those of our stockholders. We maintain stock ownership guidelines that apply to our executive officers and non-employee directors. Under these guidelines, non-employee directors are to attain and maintain a minimum share ownership level equal to at least three times the value of their annual cash retainer, i.e., $150,000, within five years of becoming a director. All of the covered individuals are either in compliance with our stock ownership guidelines or have a period of time remaining to meet the required ownership level.
Director Attendance at Annual Meetings of Stockholders
Directors are encouraged, but not required, to attend our annual meetings of stockholders. Five out of seven of our directors then serving on the board of directors attended the 2023 annual meeting of stockholders.
Whistleblower Procedures
In accordance with the Sarbanes-Oxley Act of 2002, we have established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission of concerns regarding accounting or auditing matters. If an individual has a concern regarding questionable accounting, internal accounting controls or auditing matters, or the reporting of fraudulent financial information, such individual may report his or her concern by sending a letter (which may be anonymous at the discretion of the reporting person), to us at our principal executive offices to the attention of the chief legal officer and to the chair of the audit committee. Individual employees may also report their concerns by telephone or online (which may be anonymous at the discretion of the reporting person) by using our ethics reporting system accessible through our website. Such complaints received by telephone or via online reporting system, are promptly sent to the chief legal officer and to the chair of the audit committee.
Limitation on Liability and Indemnification Matters
Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:
•any breach of the director’s duty of loyalty to us or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
•any transaction from which the director derived an improper personal benefit.
Our certificate of incorporation and bylaws provide that we are required to indemnify our directors and officers, in each case to the fullest extent permitted by Delaware law. Our bylaws also provide that we are obligated to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers and other employees as determined by our board of directors. With specified exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage.

EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers and management as of April 12, 2024:

Name	Age	Position(s)
Jeff T. Green	47	President and Chief Executive Officer, Director
Laura Schenkein	40	Chief Financial Officer
Jay R. Grant	57	Chief Legal Officer
Samantha Jacobson	39	Chief Strategy Officer, Director
Jeff T. Green. See Proposal One: Information Concerning Directors Continuing in Office for Mr. Green’s biographical information.
Laura Schenkein has served as our chief financial officer since June 2023. She has held various roles at the Company since February 2014. She served as executive vice president, financial planning and analysis from February 2023 to June 2023. Prior to that role, Ms. Schenkein served as senior vice president, financial planning and analysis from January 2019 to February 2023, as vice president, financial planning and analysis from January 2017 to December 2018 and as director, financial planning and analysis from February 2014 to January 2017. Ms. Schenkein previously worked in finance and strategy in the healthcare technology and investment banking industries. Ms. Schenkein received a B.A. in International Relations from Tufts University and an M.B.A. from The Wharton School.
Jay R. Grant has served as our chief legal officer and secretary since October 2020. Prior to joining The Trade Desk, Mr. Grant developed extensive experience with media and digital enterprises at Univision Communications Inc. (“UCI”), a company with more than two dozen broadcasting networks, cable networks, digital and mobile properties and more than 120 television and radio stations. Most recently, from February 2019 to October 2020, Mr. Grant served as executive vice president and general counsel of UCI’s Digital and News divisions, and, from May 2016 to January 2019, he served as executive vice president and general counsel of UCI’s Fusion Media Group. Mr. Grant started his career in private practice at the law firm Manatt, Phelps & Phillips. He received a B.A. in Government from Harvard University, an M.B.A. from New York University Stern School of Business and a J.D. from the University of California, Berkeley, School of Law.
Samantha Jacobson. See Proposal One: Information Concerning Director Nominees for Ms. Jacobson’s biographical information.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes the compensation program for our Named Executive Officers (“NEOs”). During 2023, these individuals were:
•Jeff T. Green, our Chief Executive Officer (our “CEO”);
•Laura Schenkein, our Chief Financial Officer (our “CFO”)
•Jay R. Grant, our Chief Legal Officer;
•Blake J. Grayson, our former Chief Financial Officer; and
•David R. Pickles, our Senior Advisor and former Chief Technology Officer (“CTO”).
On May 31, 2023, Mr. Grayson voluntarily separated from the Company. Mr. Pickles retired from his position as our Chief Technology Officer on September 30, 2023, and transitioned to a non-executive, senior advisory role at the company effective October 1, 2023. We did not have any other employees who served as an executive officer in 2023 beyond those listed above.
This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2023. It also provides an overview of our executive compensation philosophy and objectives. Finally, it analyzes how and why our compensation committee of our board of directors arrived at the specific compensation decisions for our executive officers, including our NEOs, for 2023, including the key factors that the compensation committee considered in determining their compensation.
Executive Summary
Who We Are
We are a global technology company that empowers buyers of advertising. We offer a self-service, cloud-based ad-buying platform that empowers our clients to plan, manage, optimize and measure more expressive data-driven digital advertising campaigns. Our platform allows clients to execute integrated campaigns across ad formats and channels, including video (which includes connected television (“CTV”)), display, audio, digital-out-of-home, native and social, on a multitude of devices, such as computers, mobile devices, televisions and streaming devices. Our platform’s integrations with major inventory, publisher and data partners provide ad buyers reach and decisioning capabilities, and our enterprise application programming interfaces (“APIs”) enable our clients to customize and expand platform functionality.
2023 Business Highlights
During 2023, we continued to demonstrate our success in the marketplace as an independent platform buying media at scale, objectively, across digital channels and devices. We recorded advances across our business, including mobile, audio and video (which includes CTV) that contributed to strong revenue growth and adjusted earnings before interest, taxes, stock-based compensation, depreciation and amortization (“Adjusted EBITDA”). Adjusted EBITDA is a financial measure not presented in accordance with generally accepted accounting principles (“GAAP”). For an explanation of management's use of this measure and a reconciliation of net income to Adjusted EBITDA, see Appendix A to this Proxy Statement. Our key business highlights for 2023 were as follows:
•Revenue: Our total revenue grew to $1.95 billion, up 23% compared with revenue of $1.58 billion in 2022.
•Net Income: Our net income grew to $179 million, up 238% compared with net income of $53 million in 2022.
•Adjusted EBITDA: Our Adjusted EBITDA grew to $772 million, up 16% compared with Adjusted EBITDA of $668 million in 2022.
•Continued Share Gain: Our gross spend on the platform was over $9.6 billion, a 24% increase from 2022.
•Continued Omnichannel Growth: Omnichannel solutions remain a strategic focus for us as the industry continues shifting toward transparency and programmatic buying. From the channel perspective, video (including CTV) led our growth, and mobile and audio each experienced double-digit growth on a year-over-year basis.
•Strong Customer Retention: We ended 2023 with over 1,100 active clients and client retention remained over 95% during 2023, as it has in each of the last ten years.

2023 Executive Compensation Highlights
Based on our overall operating environment and these results, the compensation committee took the following key actions with respect to the compensation of our NEOs for and in connection with 2023:
•Base Salary: Approved annual base salary increases for each of our NEOs, including a base salary increase to $1,000,000 for our CEO.
•Annual Cash Incentive Awards: Approved annual cash incentive awards of $4,777,916 for our CEO; $1,102,061 for Ms. Schenkein, who was promoted to CFO on June 1, 2023; $1,373,651 for Mr. Grant; $230,000 for Mr. Grayson, who voluntarily departed the company on May 31, 2023, and was paid a pro-rated annual cash incentive award; and $985,531 for Mr. Pickles, who retired as CTO on September 30, 2023, and transitioned to a non-executive, senior advisory role effective October 1, 2023, and was paid a pro-rated annual cash incentive award through his transition date.
•Long-Term Incentive Compensation: Granted long-term incentive compensation opportunities in the form of time-based restricted stock awards covering our Class A common stock and options to purchase shares of our Class A common stock, with an aggregate grant date fair value of approximately $26.2 million to Mr. Green, $9.9 million to Ms. Schenkein, which included a grant of restricted stock awards in connection with her appointment to CFO and a grant of restricted stock units in connection with her previous role, $9.4 million to Mr. Grant, $11.5 million to Mr. Grayson and $7.3 million to Mr. Pickles.
•2021 CEO Performance Option: Granted Mr. Green a market-based performance stock option in 2021 to purchase up to 16,000,000 shares of our Class A common stock (at target) if specified goals for the per share price of our Class A common stock (ranging from $90.00 to $340.00 per share) and certain other vesting conditions are satisfied. Assuming achievement of the share price goals, the number of shares otherwise purchasable pursuant to the stock option may be decreased or increased by up to 20% based on the relative total shareholder return (“TSR”) of our Class A common stock compared to the TSR of the Nasdaq-100 Index at each vesting tranche. No share price goals were achieved in 2023.
Executive Compensation Policies and Practices
We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The compensation committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices:

WHAT WE DO		WHAT WE DON’T DO
☑	Maintain an Independent Compensation Committee. The compensation committee consists solely of independent directors.	☒
No Executive Retirement Plans. We do not offer pension arrangements or retirement plans or arrangements to our executive officers that are different from or in addition to those offered to our other employees.

☑
Retain an Independent Compensation Advisor. The compensation committee engaged its own compensation advisor to provide information and analysis for its 2023 compensation review, and other advice on executive compensation independent of management. Other than the services performed for the compensation committee, this advisor performed no other consulting or other services for us in 2023.
☒
Limited Perquisites and Special Health or Welfare Benefits. We provide limited perquisites and health, welfare or other personal benefits to our executive officers, who generally participate in our broad-based Company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees.

☑
Annual Executive Compensation Review. The compensation committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation program does not encourage excessive or inappropriate risk-taking and that the level of risk that it does encourage is not reasonably likely to have a material adverse effect on us.
☒
No Stock Option Re-pricing. Our employee stock plan does not permit stock options or stock appreciation rights to be repriced to a lower exercise or strike price without the approval of our stockholders.

☑
Compensation At-Risk. Our executive compensation program is designed so that a significant portion of compensation is “at risk” based on our performance, as well as equity based, to align the interests of our executive officers and stockholders.
		☒	No Post-Employment Tax Payment Reimbursement. We do not provide any tax reimbursement payments (including “gross-ups”) on any severance or change in control payments or benefits.

☑
Use a Pay-for-Performance Philosophy. The majority of our executive officers' compensation is linked to corporate performance; we also structure their target total direct compensation opportunities with a significant long-term equity component, thereby making a substantial portion of each executive officer’s target total direct compensation dependent upon our stock price performance.
		☒	No Hedging or Pledging of Our Equity Securities. We prohibit our executive officers, the members of our board of directors and other employees from hedging or pledging our equity securities.
☑	Stock Ownership Guidelines. We maintain stock ownership guidelines that apply to our executive officers and non-employee members of our board of directors.
☑	Succession Planning. We review the risks associated with our key executive officer positions to ensure adequate succession plans are in place.
☑
Clawback Policy. Our board of directors adopted an SEC- and Nasdaq-compliant compensation recovery policy that allows us to recover erroneously awarded incentive-based compensation paid to an executive officer in connection with certain restatements of our financial statements.

Prior Say-on-Pay Vote on Executive Compensation
In setting the form and amount of compensation for our NEOs, the compensation committee also considered the voting results from our most recent non-binding, advisory stockholder vote on the compensation of our NEOs (a “Say-on-Pay vote”) as well as feedback received from stockholders throughout the year. A majority of our stockholders voted to support our 2021 executive compensation program at our 2022 Annual Meeting of Stockholders and did not lead us to make any fundamental changes to our executive compensation program. We intend to conduct our next Say-on-Pay vote on the compensation of our NEOs at the 2025 Annual Meeting of Stockholders. The compensation committee will continue to consider stockholder feedback and the results of Say-on-Pay votes when making compensation decisions for our NEOs in the future.
Executive Compensation Philosophy
Our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance. Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary objectives:
•establish compensation opportunities that are competitive, reward performance and maintain internal equity;
•attract, motivate and retain highly-talented executive officers; and
•align the interests of our executive officers with the interests of our stockholders to drive the creation of sustainable long-term value.
Executive Compensation Program Design
Our current practice is to combine a mixture of compensation elements that balance achievement of our short-term goals with the creation of sustainable long-term stockholder value. We provide short-term annual cash incentive award opportunities which focus on our yearly operating results, and we provide long-term incentive compensation opportunities in the form of equity awards. We do not have a specific policy on the percentage allocation between short-term and long-term incentive compensation elements.
We also believe that the compensation of our CEO should be primarily influenced by our overall financial performance. The compensation committee endeavors to set the compensation of our CEO within a range of compensation provided to similarly-situated chief executive officers of the companies in our compensation peer group, as adjusted by its consideration of the particular factors influencing our performance.
Executive Compensation Governance
Role of the Compensation Committee

The compensation committee reviews and sets the compensation of our executive officers, including our NEOs, and reviews and makes recommendations to our board of directors regarding the compensation of our non-employee directors. The compensation committee also reviews and approves or makes recommendations to our board of directors regarding our incentive compensation and equity-based plans and arrangements, including overseeing and evaluating the compensation plans, policies and practices applicable to our CEO and our other executive officers. The compensation committee retains a compensation consultant (described below) to provide support in its review and assessment of our executive compensation program.
Compensation-Setting Process
The compensation committee reviews the compensation arrangements and determines the target total direct compensation opportunity for our executive officers, including our NEOs. A short-term annual cash incentive award plan for the upcoming fiscal year is adopted prior to the beginning of each year, typically in December. Equity awards are typically granted annually. In 2023, equity awards were granted to our executive officers, including our NEOs, in April. Additionally, Ms. Schenkein was granted equity awards in connection with her appointment to CFO on June 1, 2023. Base salary adjustments are generally effective at the beginning of January of each year.
The compensation committee does not use a single method or measure in arriving at its compensation decisions. When making its determinations with respect to the amount of each compensation element and approving each compensation element and the target total direct compensation opportunity for our executive officers, the compensation committee considers the following factors:
•our performance against the financial and operational objectives established by the compensation committee and our board of directors;
•each individual executive officer’s skills, experience and qualifications relative to other similarly-situated executives at the companies in our compensation peer group and in selected broad-based compensation surveys;
•the scope of each executive officer’s role compared to other similarly-situated executives at the companies in our compensation peer group and in selected broad-based compensation surveys;
•the performance of each individual executive officer, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function and work as part of a team, all of which reflect our core values;
•annual compensation parity among our executive officers;
•our financial performance relative to our peers;
•the compensation practices of our compensation peer group and the positioning of each executive officer’s compensation relative to peer company compensation levels and the compensation levels in selected broad-based compensation surveys; and
•the recommendations of our CEO with respect to the compensation of our other executive officers.
These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each executive officer. No single factor is determinative in setting pay levels, nor is the impact of any factor on the determination of pay levels quantifiable.
Role of Chief Executive Officer
In discharging its responsibilities, the compensation committee works with members of our management, including our CEO. Our management assists the compensation committee by providing information on corporate and individual performance, market compensation data and management's perspective on compensation matters. The compensation committee solicits and reviews our CEO’s recommendations and proposals with respect to adjustments to annual cash compensation opportunities, long-term incentive compensation opportunities, program structures and other compensation-related matters for each of our executive officers (other than with respect to his own compensation).
The compensation committee reviews and discusses these recommendations and proposals with our CEO and considers them as one factor in determining the compensation for our executive officers, including our other NEOs. Our CEO recuses himself from, and is not present during, discussions and decisions regarding his own compensation.
Role of Compensation Consultant

The compensation committee engages an external compensation consultant to assist it by providing information, analysis and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. For 2023, the compensation committee engaged Compensia, Inc., a national compensation consulting firm (“Compensia”), as its compensation consultant to advise on executive compensation matters, including competitive market pay practices for senior executives and with the data analysis and selection of the compensation peer group. For 2023, the scope of Compensia’s engagement included, among other things:
•a review of our compensation philosophy and practices;
•the research, development, review, and updating of our compensation peer group;
•the review and analysis of the compensation for our executive officers, including our CEO and our other NEOs;
•the review of our incentive compensation plan design;
•the review and analysis of the compensation for our non-employee directors; and
•support on other ad hoc matters throughout the year.

The terms of Compensia’s engagement include reporting directly to the compensation committee and to the compensation committee chair. Compensia also coordinates with our management for data collection and job matching for our executive officers. The compensation committee has evaluated Compensia’s independence pursuant to the listing standards of the Nasdaq and the relevant SEC rules and has determined that no conflict of interest has arisen as a result of the work performed by Compensia. In addition, the compensation committee evaluates the independence of its other outside advisors to the compensation committee, including outside legal counsel, considering the same independence factors to ensure that their work for the compensation committee does not raise any conflicts of interest.
Competitive Positioning
For purposes of comparing our executive compensation against the competitive market, the compensation committee reviews and considers the compensation levels and practices of a group of peer companies. This compensation peer group consists of advertising technology, software as a service and other technology companies that are similar to us in terms of revenue, profitability, growth and market capitalization.
In 2022, with the assistance of Compensia, the compensation committee reviewed and updated our compensation peer group to reflect our increasing market capitalization and revenue size, and account for acquisitions of peer companies. The companies in this compensation peer group were selected on the basis of their similarity to us, based on the following criteria:
•publicly traded companies headquartered in the United States;
•similar industry and competitive market for talent (advertising, software, Internet software and services, IT consulting and services and research and consulting services);
•similar revenue size within a range of ~0.30x to ~3.0x our last four quarter’s revenue (approximately $390 million to approximately $3.9 billion);
•similar market capitalization within a range of ~0.25x to ~4.0x our market capitalization (approximately $6 billion to approximately $102 billion);
•product and business model similarity;
•high growth (greater than 20% growth over the last four fiscal quarters); and
•high market capitalization to revenue multiple and high market capitalization to EBITDA multiple.

As a result, in July 2022, the compensation committee approved a revised compensation peer group for 2023 consisting of the following companies:

Cloudflare	Snap
CrowdStrike Holdings	Snowflake
Datadog	Splunk
DocuSign	Twilio
HubSpot	Twitter
Okta	Zendesk
Pinterest	Zoom Video Communications
RingCentral	ZoomInfo Technologies
Roku	Zscaler
Shopify
The compensation committee uses data drawn from our compensation peer group to evaluate the competitive market when determining the total direct compensation packages for our executive officers, including base salary, target short-term annual cash incentive award opportunities and long-term incentive compensation.
Individual Compensation Elements
In 2023, the principal elements of our executive compensation program, and the purposes for each element, were as follows:

Element	Compensation Element	Objective
Base Salary	Cash	Designed to attract and retain highly talented executives by providing fixed compensation amounts that are competitive in the market and reward performance
Short-Term Annual Cash Incentive Awards	Cash	Designed to motivate our executives to achieve annual business objectives and provide financial incentives when we meet or exceed these annual objectives
Long-Term Incentive Compensation	Equity awards in the form of restricted stock awards covering shares of our Class A common stock and options to purchase shares of Class A common stock	Designed to align the interests of our executives and our stockholders by motivating our executives to create sustainable long-term stockholder value
Base Salary
Base salary represents the fixed portion of the compensation of our executive officers, including our NEOs, and is an important element of compensation intended to attract and retain highly talented individuals.
Using the competitive market data provided by Compensia, the compensation committee reviews and determines appropriate adjustments to the base salaries for each of our executive officers, including our NEOs, as part of its annual executive compensation review. Generally, the compensation committee sets the base salaries of our executive officers with reference to the competitive range of the market median of our compensation peer group and relevant executive compensation survey data, and considers the factors described in “Executive Compensation Governance—Compensation-Setting Process” above.
In February 2023, the compensation committee approved the 2023 annual base salaries for our executive officers, including our NEOs, as follows: $1,000,000 for Mr. Green and $575,000 for each of Messrs. Grant, Grayson and Pickles. Upon Ms. Schenkein’s appointment to CFO on June 1, 2023, the compensation committee likewise approved a base salary for her in the amount of $575,000. In making these decisions, the compensation committee considered the factors described in

“Executive Compensation Governance—Compensation-Setting Process” above and reviewed data drawn from the compensation peer group as approved in July 2022 and relevant executive compensation survey data. The 2023 annual base salaries for our NEOs were increased relative to their 2022 annual base salaries as follows:

Name and Principal Position	2022 Annual Base Salary ($)	2023 Annual Base Salary ($)
Jeff T. Green	990,000	1,000,000
Chief Executive Officer
Laura Schenkein (1)	—	575,000
Chief Financial Officer
Jay R. Grant	550,000	575,000
Chief Legal Officer
Blake Grayson (2)	550,000	575,000
Former Chief Financial Officer
David R. Pickles (3)	550,000	575,000
Chief Technology Officer
(1)The compensation committee set the base salary for Ms. Schenkein at $575,000 upon her appointment to CFO on June 1, 2023. In addition to the factors described in “—Executive Compensation Governance–Compensation-Setting Process” above, the compensation committee’s determination of Ms. Schenkein’s base salary also involved considering applicable executive compensation survey data and an arms-length negotiation of the employment agreement related to her employment.
(2)Mr. Grayson voluntarily separated from the Company on May 31, 2023, and as such, his actual base salary earned in 2023 was $237,877.
(3)Mr. Pickles retired from his position as CTO on September 30, 2023 and transitioned to a senior advisory role effective October 1, 2023. As such, his actual base salary earned in 2023 was $455,274, prorated for his salaries before and after such transition.
The annual base salaries paid to our NEOs for 2023 are set forth in “Information Regarding Compensation of Executive Officers and Directors-2023 Summary Compensation Table.”
Effective as of January 1, 2024, the base salary for Mr. Green was increased to $1,050,000, and the base salaries for each of Ms. Schenkein and Mr. Grant were increased to $600,000.
Short-Term Annual Cash Incentive Awards
We use a short-term annual cash incentive award plan to motivate our executive officers, including our NEOs, to achieve our key annual business objectives. In October 2022, the compensation committee adopted a short-term annual cash incentive plan for 2023 (the “2023 Cash Incentive Plan”) to provide financial incentives for us to meet or exceed the revenue targets established under our 2023 annual operating plan. The short-term annual cash incentive award payments are paid to our NEOs in quarterly installments no later than 60 days following the end of the applicable calendar quarter assuming the underlying performance measure is achieved for that quarter. Such quarterly installments are subject to a quarterly cap of 40% of the annual target with any cumulative overperformance paid out in the fourth quarter payment and the NEO’s continued employment through the end of the applicable calendar quarter.
Target Short-Term Annual Cash Incentive Award Opportunities
The target short-term annual cash incentive award opportunities for our executive officers, including our NEOs, were recommended to the compensation committee by our CEO (except with respect to his own target short-term annual cash incentive award opportunity), and approved by the compensation committee. The determination of target short-term annual cash incentive award opportunities was based on the factors described in “Executive Compensation Governance-Compensation-Setting Process” above and a review of data drawn from the compensation peer group as approved in July 2022 and relevant executive compensation survey data.
In February 2023, the compensation committee approved the target short-term annual cash incentive award opportunities for 2023 for our executive officers, including our NEOs. As a percentage of base salary, the target short-term annual cash incentive award opportunities were as follows: 200% for Mr. Green and 100% for Messrs. Grant, Grayson and Pickles.

Upon Ms. Schenkein’s appointment to CFO on June 1, 2023, her target short-term annual cash incentive award opportunity was set at 100% of her new base salary of $575,000, in parity with our other executive officers. Ms. Schenkein’s earned 2023 bonus was pro-rated based on her salary and bonus targets in her prior roles during 2023 of Executive Vice President, Financial Planning & Analysis and Senior Vice President, Financial Planning & Analysis.
Performance Measure
For purposes of the 2023 Cash Incentive Plan, the compensation committee, upon the recommendation of our CEO, selected revenue as the corporate performance measure for determining the annual cash incentive awards for our executive officers, including our NEOs, for the year. The compensation committee selected this performance measure based on its belief that revenue was the financial metric that was most important to our stockholders in 2023.
Cash Incentive Plan Formula
For purposes of the 2023 Cash Incentive Plan, target short-term annual cash incentive award payments were determined based on a bonus factor applied against our actual revenue generated for the year.
The bonus factor for our CEO was set at 0.00699% of revenue if our revenue for the year was at least $1,560 million. The bonus factor increased with each incremental $15 million in revenue between $1,560 million and $1,955 million, at which point the bonus factor was set at 0.25575% of our total revenue. Our target performance level for 2023 was $1,800 million of revenue, producing a bonus factor of 0.11111%, which would result in a target short-term annual cash incentive award payment of $2,000,000 for our CEO (i.e., 200% of annual base salary for Mr. Green).
The bonus factor for each of our other NEOs was set at 0.00201% of revenue if our revenue for the year was at least $1,560 million. The bonus factor increased with each incremental $15 million in revenue between $1,560 million and $1,955 million, at which point the bonus factor was set at 0.07353% of our total revenue. Our target performance level for 2023 was $1,800 million of revenue, producing a bonus factor of 0.03194%, which would result in a target short-term annual cash incentive award payment of $575,000 for each NEO (i.e., 100% of annual base salary for Ms. Schenkein and Messrs. Grant, Grayson and Pickles).
Annual Cash Incentive Award Payments
Based on $1,946 million of annual revenue and an averaged bonus factor of 0.24551% and 0.07058% for Mr. Green and the other continuing NEOs, respectively, the aggregate actual cash incentive award payments earned under the 2023 Cash Incentive Plan, as paid on a quarterly basis, were $4,777,916 for Mr. Green; $1,102,061 for Ms. Schenkein, as pro-rated based on her appointment date to CFO; $1,373,651 for Mr. Grant; $230,000 for Mr. Grayson; and $985,531 for Mr. Pickles. Mr. Grayson received a cash payment equal to his pro-rated 2023 short-term annual cash incentive award through the first quarter of 2023, commensurate with the terms of the 2023 Cash Incentive Plan and in connection with his voluntary separation from the Company on May 31, 2023. Mr. Pickles received a cash payment equal to his pro-rated 2023 short-term annual cash incentive award through his retirement date as Chief Technology Officer, through the third quarter of 2023. The short-term annual cash incentive award payments made to our NEOs for 2023 are set forth in “Information Regarding Compensation of Executive Officers and Directors-2023 Summary Compensation Table.”
Long-Term Incentive Compensation
We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. The realized value of these equity awards bears a direct relationship to our stock price, and, therefore, these awards are an incentive for our executive officers, including our NEOs, to create value for our stockholders. Equity awards also help us retain qualified executive officers in a competitive market.
Long-term incentive compensation opportunities in the form of equity awards are granted by the compensation committee. The amount and forms of such equity awards are determined by the compensation committee after considering the factors described in “Executive Compensation Governance-Compensation-Setting Process” above and reviewing data drawn from the compensation peer group, as approved in July 2022. Equity awards are granted to align management interests with that of our stockholders, as management is only rewarded when there is an increase in stockholder value. Multi-year-vesting is used for such equity awards for retention purposes and to foster long-term alignment with stockholder interests. The amounts of the equity awards are also intended to provide competitively-sized awards and resulting target total direct compensation opportunities at the 75th percentile relative to the competitive market for similar roles and positions for our executive officers as a group, taking into consideration business results, internal equity, experience and individual performance.

2023 Equity Awards
In April 2023, the compensation committee determined that the equity awards to be granted to our executive officers, including our NEOs, should be in the form of time-based restricted stock awards for shares of our Class A common stock (“RSAs”) and options to purchase shares of our Class A common stock (“Stock Options”).
In April 2023, the compensation committee approved a target equity amount of $25 million for Mr. Green, $9 million for Mr. Grant, $11 million for Mr. Grayson and $7 million for Mr. Pickles, each of which were split evenly between RSAs and Stock Options. In April 2023, the compensation committee approved a target equity amount of $5 million for Ms. Schenkein in her previous role as Executive Vice President, Financial Planning & Analysis, split evenly between time-based restricted stock units (“RSUs”) and Stock Options. Upon Ms. Schenkein’s appointment to CFO, the compensation committee approved an additional target equity amount of $4 million, split evenly between RSAs and Stock Options. The quantity of equity awards granted was based on the average closing stock price for a share of our Class A common stock for 45 consecutive trading days ending on, and including, the grant dates. Based on this methodology, the following equity awards were granted to these NEOs in 2023:
•For Mr. Green, RSAs covering 213,092 shares of Class A common stock and options to purchase 345,113 shares of our Class A common stock, with an aggregate fair value of $26,193,914;
•For Ms. Schenkein, 42,618 of RSUs and options to purchase 69,022 shares of our Class A common stock, with an aggregate fair value of $5,238,735, granted in April 2023, as well as RSAs covering 31,520 shares of Class A common stock and options to purchase 52,110 shares of our Class A common stock, with an aggregate fair value of $4,618,321, granted in June 2023;
•For Mr. Grant, RSAs covering 76,713 shares of Class A common stock and options to purchase 124,240 shares of our Class A common stock, with an aggregate fair value of $9,429,776;
•For Mr. Grayson, RSAs covering 93,760 shares of Class A common stock and options to purchase 151,849 shares of our Class A common stock, with an aggregate fair value of $11,525,266; and
•For Mr. Pickles, RSAs covering 59,665 shares of Class A common stock and options to purchase 96,631 shares of our Class A common stock, with an aggregate fair value of $7,334,225.
The RSAs vest in equal quarterly installments over a four-year period, with 1/16th of the shares subject thereto vesting on August 15, 2023, and 1/16th of the shares subject thereto vesting on each quarterly anniversary thereafter, contingent upon the NEO remaining continuously employed by us through each applicable vesting date.
Ms. Schenkein’s RSUs vest in equal quarterly installments over a four-year period, with 1/16th of the units subject thereto vesting on August 15, 2023, and 1/16th of the units subject thereto vesting on each quarterly anniversary thereafter, contingent upon her remaining continuously employed by us through each applicable vesting date.
The stock options vest and become exercisable over a four-year period, with 1/48th of the shares subject thereto vesting on each monthly anniversary of the applicable vesting commencement date, contingent upon the NEO remaining continuously employed by us through each applicable vesting date. The stock options granted to our NEOs are intended to qualify as “incentive stock options” to the maximum extent permitted under the applicable tax regulations.
These equity awards were granted pursuant to the terms and conditions of The Trade Desk, Inc. 2016 Incentive Award Plan (the “2016 Incentive Award Plan”).
The equity awards granted to our NEOs in 2023 are set forth in “Information Regarding Compensation of Executive Officers and Directors-2023 Summary Compensation Table,” and “Information Regarding Compensation of Executive Officers and Directors-2023 Grants of Plan-Based Awards Table.”

2021 CEO Performance Option
In recognition of the pivotal role Mr. Green has played in our growth and success since our founding and our initial public offering, our board of directors approved the grant of a market-based performance stock option (the “Performance Option”) to Mr. Green in October 2021. The Performance Option is a long-term, stockholder-aligned incentive that is intended to provide significant motivation to Mr. Green to continue to concentrate his efforts on building our business in a manner that ensures sustainable long-term valuation creation for our stockholders. To this end, the compensation committee, with the assistance of Compensia, designed the Performance Option such that it will only vest (and become exercisable) if the price per share of our Class A common stock reaches certain ambitious price goals, with the number of shares vesting (and becoming exercisable) for each tranche increased or decreased depending on our Class A common stock’s performance relative to the Nasdaq-100 Index, as further described below. With this design, the Performance Option only vests at ambitious targets where our stockholders have already accrued significant market value after the date of grant.
Under the Performance Option, if pre-established per share stock price targets for our Class A common stock (ranging from $90.00 to $340.00 per share) are achieved and certain other vesting conditions are satisfied, Mr. Green may purchase 16,000,000 shares of our Class A common stock (at target), subject to adjustment as discussed below. The exercise price for the Performance Option is $68.29 per share, which was the closing price of our Class A common stock on October 6, 2021, the grant date of the Performance Option. The number of shares of our Class A common stock otherwise purchasable under each vesting tranche of the Performance Option may be increased or decreased from target by up to 20% based on the relative TSR of our Class A common stock as compared to the TSR of the Nasdaq-100 Index. The resulting number of shares as so adjusted is referred to herein as the “Eligible Option Shares.”
The Performance Option was granted under the 2016 Incentive Award Plan. The shares of our Class A common stock subject to the Performance Option vest and become exercisable in eight tranches over a ten-year term following certification by our board of directors to the extent that the average closing price per share of our Class A common stock on the Nasdaq Global Select Market measured over any 30-consecutive-trading-day period equals or exceeds the applicable per-share stock price target, as set forth in the following table, subject to adjustment for dividends, stock splits, combinations, reorganizations, reclassifications, or similar events (the “Stock Price Achievements”):

		Number of Shares Subject to Performance Option
Vesting Tranche	Stock Price Achievement Vesting Condition ($)	<50th Percentile against Nasdaq‑100 Index	Target Shares(1)	>75th Percentile against Nasdaq‑100 Index
1	90.00	1,600,000	2,000,000	2,400,000
2	115.00	1,600,000	2,000,000	2,400,000
3	145.00	1,600,000	2,000,000	2,400,000
4	185.00	1,600,000	2,000,000	2,400,000
5	225.00	1,600,000	2,000,000	2,400,000
6	260.00	1,600,000	2,000,000	2,400,000
7	300.00	1,600,000	2,000,000	2,400,000
8	340.00	1,600,000	2,000,000	2,400,000
(1) If the applicable Stock Price Achievement falls between the 50th and 75th percentiles of the Nasdaq-100 Index, the number of Eligible Option Shares that will vest (and become exercisable) will be interpolated on a linear basis, as described below.
The number of Target Shares set forth in the table above may be increased or decreased, based on the greatest result of three tests tied to our stock price performance relative to performance of the companies comprising the Nasdaq‑100 Index as of the grant date. The number of Eligible Option Shares that will vest with respect to each Vesting Tranche if the applicable Stock Price Achievement is met will be 2,000,000 shares, with the possibility of an adjustment (either an increase or a decrease) of up to 400,000 shares for each respective Vesting Tranche. If the applicable Stock Price Achievement falls above the 75th percentile of the Nasdaq-100 Index, the number of Eligible Option Shares that will vest will be increased by 400,000 shares. If the applicable Stock Price Achievement falls below the 50th percentile of the Nasdaq-100 Index, the number of Eligible Option Shares that will vest will be decreased by 400,000 shares. If the applicable Stock Price Achievement falls between the 50th and 75th percentiles of the Nasdaq-100 Index, the number of Eligible Option Shares that will vest will be adjusted using linear interpolation between a 0% adjustment (at the 50th percentile) and a +20% adjustment (at the 75th percentile).
For the first four years following the date of grant of the Performance Option, the Eligible Option Shares will vest (and become exercisable) with respect to each Vesting Tranche subject to Mr. Green’s continued service as our CEO as of the applicable vesting date; thereafter, the Eligible Option Shares vest (and become exercisable) with respect to each Vesting

Tranche subject to Mr. Green’s continued service as of the applicable vesting date as our CEO or in another role to be determined by our board of directors. In the event of a Change in Control (as defined in the 2016 Incentive Award Plan) that occurs prior to the full vesting of the Performance Option, the number of Eligible Option Shares that will vest will be determined based on the per-share consideration for the Class A common stock received in such Change in Control, as determined by the compensation committee, in accordance with the table above, using linear interpolation in the event such per-share consideration is between the levels in the table above. Any remaining shares will be forfeited as of immediately prior to such Change in Control.
In the event of a Qualifying Termination (as defined in the Performance Stock Option Award Agreement for the Performance Option (the “Award Agreement”)) that occurs prior to the full vesting of the Performance Option, the applicable vesting period will continue for nine months from the date of the Qualifying Termination, with the Eligible Option Shares being eligible to vest in the event the applicable stock price goal is achieved during such extended vesting period, and any remaining unvested shares will be forfeited as of nine months following the Qualifying Termination.
In the event of a termination of employment due to death or disability (as defined in the Award Agreement) that occurs prior to the full vesting of the Performance Option and that occurs on or before the four-year anniversary of the grant date, the number of Eligible Option Shares that will vest will be determined by measuring the Stock Price Achievement through the date of cessation of continued service, and, if such Stock Price Achievement is less than the stock price goal for the lowest unvested tranche but greater than the next lowest tranche, a number of Eligible Option Shares will vest, calculated using linear interpolation between the Stock Price Achievement through the cessation date and the stock price goal of the next lowest tranche (the “Incrementally Achieved Goal”). Any remaining unvested shares, including the remaining unvested shares in the tranche of the Incrementally Achieved Goal, remain eligible for vesting pursuant to the Qualifying Termination provision in the Award Agreement. In the event of a termination of employment due to death or disability (as defined in the Award Agreement) that occurs prior to the full vesting of the Performance Option and after the four-year anniversary of the grant date, the Target Shares for the lowest unvested tranche will fully vest as of the date of cessation, without application of the relative TSR modifier. Any remaining unvested shares remain eligible for vesting pursuant to the Qualifying Termination provision in the Award Agreement, as described above.
Without limiting the applicability of the Company’s Policy for Recovery of Erroneously Awarded Compensation (described below), in the event of a material restatement of our financial statements during the term of the Performance Option, Eligible Option Shares will be subject to a clawback at the board of directors’ discretion if then-applicable law or the rules or listing standards of the applicable national securities exchange include a clawback provision, Mr. Green knowingly and intentionally engaged in gross misconduct that led to such restatement, and if, as a result of such restatement, one or more Stock Price Achievements was achieved that otherwise would not have been achieved. All shares of our Class A common stock acquired upon exercise of the Eligible Option Shares are subject to a one-year holding period that begins on the date that the related option tranche vested (the “Holding Period”), subject to exceptions for dispositions of shares in connection with an exercise of the Eligible Option Shares solely to cover withholding tax obligations in connection with such exercise and transfers to Mr. Green’s immediate family (as defined in the Award Agreement), for estate planning purposes, or in connection with charitable or philanthropic activities. The term of the applicable Holding Period will continue to apply following such permitted transfers.
As of the date of this Proxy Statement, 2,400,000 Eligible Option Shares related to Vesting Tranche 1 vested in 2021 based on the achievement of the stock price goals discussed above. No other Stock Price Achievement has occurred.
Employee Benefits
Our executive officers, including our NEOs, are eligible to receive the same employee benefits that are generally available to all our full-time employees, subject to the satisfaction of certain eligibility requirements. These benefits include health and welfare plans, an Employee Stock Purchase Plan (excluding Mr. Green), and a Section 401(k) retirement savings plan. We match 75% up to 6% of pay contributed to the Section 401(k) retirement savings plan each year. Our executive officers, including our NEOs, are eligible to participate in these plans on the same terms as other full-time employees. In structuring these benefit programs, we seek to provide an aggregate level of benefits that are comparable to those provided by similar companies.
Perquisites and Other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not generally provide perquisites or other personal benefits to our executive officers, including our NEOs, except as generally made available to our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment and retention purposes.
In connection with Mr. Green’s short-term assignment to Hong Kong, we entered into an International Assignment Agreement (the “International Assignment Agreement”), pursuant to which Mr. Green received tax equalization payments in 2023 that were intended to cover additional U.S. federal, state and Hong Kong income taxes associated with assignment-related income. For Mr. Green, the tax equalization payment was $6,541, and a one-time income tax “gross-up” bonus in connection with such tax equalization payment, in the amount of $3,950.
Personal Aircraft Travel
We maintain fractional ownership interests in aircraft, which provide the Company with a certain number of annual flight hours intended primarily for business travel. As we own an interest in and maintain these aircraft for business purposes, we believe it is reasonable to afford our Chief Executive Officer limited personal use of the company aircraft consistent with regulations of the Internal Revenue Service, the SEC and the Federal Aviation Administration.
Pursuant to an aircraft use policy overseen by our compensation committee, which sets forth the guidelines and procedures for the personal use of company aircraft, Mr. Green is required to reimburse the Company for all aggregate incremental costs incurred in connection with the personal use of company aircraft. The aggregate incremental costs are based on the cost to us of the particular flights, including the applicable hourly rate for the aircraft and any variable costs of the flights, such as fuel costs, ground transportation and related taxes. The amount reimbursed excludes fixed costs that do not change based on actual usage, such as the monthly management fee.
No amounts are reported in the 2023 Summary Compensation Table for this aircraft use by Mr. Green since the amounts equal to the aggregate incremental costs were fully reimbursed to us by Mr. Green.
In the future, we may provide perquisites or other personal benefits in limited circumstances. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the compensation committee.
Other Compensation Policies and Practices
Policies on Hedging and Pledging of Company Securities
Our Insider Trading Compliance Policy prohibits all our employees, including our executive officers, and the non-employee members of our board of directors from engaging in derivative securities transactions, including hedging, with respect to our equity securities and from pledging our equity securities as collateral for a loan or holding our securities in a margin account.
Stock Ownership Guidelines
We maintain stock ownership guidelines to promote share ownership by our executive officers. Under the guidelines, our executive officers are to attain and maintain a minimum share ownership level of our common stock equal to a multiple of his or her base salary within the later of five years of becoming an executive officer, or December 31, 2023, as follows:

Position	Ownership Requirement
Chief Executive Officer	6x Annual Base Salary
Other Executive Officers	1x Annual Base Salary
All of the covered individuals are either in compliance with our stock ownership guidelines or have a period of time remaining to meet the required ownership level.
Compensation Recovery (“Clawback”) Policy
Our board of directors has adopted the Company’s Policy for Recovery of Erroneously Awarded Compensation (“clawback policy”), effective as of October 2, 2023, applicable to our current and former executive officers, as defined in Exchange Act Rule 10D-1(d), in accordance with SEC rules and the applicable Nasdaq listing standards. This clawback policy applies to incentive-based compensation that is granted, earned or vested wholly or in part upon attainment of one or more financial reporting measures (each, “Financial Reporting Measure”) that is received by an executive officer (1) after beginning service as an executive officer, (2) who served as an executive officer at any time during the performance period for that compensation and (3) during the three completed fiscal years immediately preceding the date on which the Company concludes, or reasonably should have concluded, that the Company is required to prepare a restatement with respect to any such Financial Reporting Measure. The clawback policy provides that, in the event of a restatement of our financial statements due to material noncompliance with financial reporting requirements, the administrator of the clawback policy will recover (subject to limited exceptions) the amount (as determined on a pre-tax basis) of incentive-based compensation erroneously received by an executive officer (i.e., in the event that the amount of such compensation was calculated based on the achievement of certain financial results that were subsequently revised due to the restatement, and the amount of the incentive-based compensation that would have been earned by such executive officer had the financial results been properly reported would have been lower than the amount actually paid).
Tax and Accounting Considerations
Deductibility of Executive Compensation
Generally, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (“Section 162(m)”) disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid in any fiscal year to certain specified current and former executive officers. These executive officers include our chief executive officer, chief financial officer, and any employee who is among the three highest compensated executive officers for the taxable year (other than the chief executive officer and chief financial officer), regardless of whether the executive officer is serving at the end of the public company’s taxable year and regardless of whether the executive officer’s compensation is subject to disclosure for the last completed fiscal year under the applicable SEC rules (a “Covered Employee”). In addition, once an individual becomes a Covered Employee for any taxable year beginning after December 31, 2016, that individual will remain a Covered Employee for all future years, including following any termination of employment.
While we may take into account deductibility of compensation when making compensation decisions, our compensation committee believes that stockholder interests are best served if our compensation committee retains maximum flexibility to design an executive compensation program that meets stated business objectives. Therefore, our compensation committee has approved base salaries and other compensation awards for our executive officers that may not be fully deductible because of the deduction limit of Section 162(m) and expects in the future to approve additional compensation that is not deductible for federal income tax purposes.
Accounting for Stock-Based Compensation
We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (“ASC Topic 718”) for our stock-based compensation awards. ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of our board of directors, including options to purchase shares of our common stock and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.
Compensation Risk Assessment
Our compensation committee assesses and considers the potential risks associated with the compensation program for our executive officers and employees. Based upon this assessment, our compensation committee believes that our compensation plans, policies and practices for our NEOs and other employees do not create risks that are reasonably likely to have a material adverse effect on our Company.

INFORMATION REGARDING COMPENSATION OF
EXECUTIVE OFFICERS AND NON-EMPLOYEE DIRECTORS
Executive Compensation
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned program summarized in this discussion.
2023 Summary Compensation Table
The following table sets forth information regarding the total compensation, for services rendered in all capacities, that was paid or awarded to or earned by our NEOs during the fiscal years ended December 31, 2023, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)		Stock Awards ($)(2)	Non-Equity Incentive Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Jeff T. Green	2023	1,000,000	—		13,097,280		13,096,634	4,777,916	34,631	32,006,461
Chief Executive Officer	2022	990,000	—		—		—	1,885,455	2,564,581	5,440,036
	2021	965,000	1,000,000	(6)	828,384,776	(5)	—	2,703,912	1,915,074	834,968,762
Laura Schenkein (7)	2023	521,329	—		4,928,599		4,928,457	1,102,061	24,833	11,505,279
Chief Financial Officer
Jay R. Grant	2023	575,000	—		4,714,995		4,714,781	1,373,651	33,885	11,412,312
Chief Legal Officer	2022	550,000	—		3,043,514		3,043,670	942,727	25,431	7,605,342
	2021	535,000	—		2,670,700		2,670,512	1,351,956	21,716	7,249,884
Blake J. Grayson (8)	2023	237,877	—		5,762,776		5,762,490	230,000	43,962	12,037,105
Former Chief Financial Officer	2022	550,000	—		3,043,514		3,043,670	793,208	21,570	7,451,962
	2021	535,000	—		2,670,700		2,670,512	1,351,956	22,878	7,251,046
David R. Pickles (9)	2023	455,274	—		3,667,214		3,667,011	985,531	92,369	8,867,399
Former Chief Technology Officer	2022	550,000	—		3,043,514		3,043,670	942,727	22,400	7,602,311
	2021	535,000	—		2,670,700		2,670,512	1,351,956	22,488	7,250,656
(1)Amounts reported reflect the aggregate full grant-date fair value of the Stock Options granted to our NEOs during 2023, 2022 and 2021, as applicable, calculated in accordance with ASC Topic 718. The aggregate grant-date fair values for the Stock Options were based on the Black-Scholes option valuation methodology, except for the CEO Performance Option that was valued using a Monte Carlo valuation model. Such aggregate grant-date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. Additional information regarding these Stock Options is set forth in the “2023 Grants of Plan-Based Awards Table” and the “2023 Outstanding Equity Awards at Fiscal Year End Table.” For additional information, refer to Notes 2 and 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 15, 2024 (the “2023 Annual Report”). The amounts reported in this column reflect the accounting cost for the Stock Options and do not correspond to the actual economic value that may be received by our NEOs upon the exercise of the Stock Options.
(2)Amounts reported reflect the aggregate grant-date fair value of the RSAs (and RSUs for Ms. Schenkein) granted to our NEOs during 2023, 2022 and 2021, as applicable, calculated in accordance with ASC Topic 718. Such aggregate grant-date fair values do not take into account any estimated forfeitures related to service-based vesting conditions and were based on the fair value of our common stock on the date of grant, which was determined as the closing market price per share of our Class A common stock on the date of grant. Additional information regarding these RSAs and RSUs is set forth in the “2023 Grants of Plan-Based Awards Table” and the “2023 Outstanding Equity Awards at Fiscal Year End Table.” For additional information, refer to Notes 2 and 10 to our audited consolidated financial statements included in our 2023 Annual Report. The amounts reported in this column reflect the accounting cost for the RSAs and RSUs and do not correspond to the actual economic value that may be received by the NEOs upon the vesting or settlement of the RSAs and RSUs.

(3)Amounts reported represent cash incentive awards earned by our NEOs under our short-term annual cash incentive award plan. For additional information about the payments made in 2023, see “Compensation Discussion and Analysis—Individual Compensation Elements—Short-Term Annual Cash Incentive Awards.” Ms. Schenkein’s incentive compensation payment of $1,102,061 reflects the proration of her salaries and bonus targets from her prior roles in 2023 as Executive Vice President, Financial Planning & Analysis and Senior Vice President, Financial Planning & Analysis. Mr. Grayson’s incentive compensation payment of $230,000 reflects his partial year of service. Mr. Pickles’ incentive compensation payment of $985,531 reflects proration through his transition date at which time he no longer was eligible for incentive compensation. Refer to “Compensation Discussion and Analysis – Individual Compensation Elements — Short-Term Annual Cash Incentive Awards” for further information.
(4)Amounts represent our Section 401(k) matching contributions for our NEOs, cell phone and internet allowances, term life insurance and executive health benefits as well as milestone perquisites generally available to our employees. Additionally, for 2023, the amounts reported for Mr. Grayson and Mr. Pickles included payments of $24,471 and $66,346, respectively, related to accrued vacation through the date of Mr. Grayson’s termination of employment and the date of Mr. Pickles’ retirement, respectively. For additional information, see “Information Regarding Compensation of Executive Officers and Directors—Executive Compensation Arrangements.” Additionally, for 2023, 2022 and 2021, the amounts reported include the following items for Mr. Green: (i) a tax equalization payment in connection with the International Assignment Agreement in the amount of $6,541, $2,214,378 and $1,597,273, respectively, and (ii) an income tax gross up bonus in connection with such tax equalization payment in the amount of $3,950, $329,614 and $298,486, respectively.
(5)For Mr. Green, includes the grant-date fair value of the Performance Option. The Performance Option will become exercisable and vested in eight tranches over a ten-year term to the extent that the average closing price per share of the Class A common stock on the Nasdaq Global Select Market measured over any 30-consecutive-trading-day period equals or exceeds the applicable per-share stock price (ranging from $90.00 to $340.00 per share) following certification by our board of directors, subject to adjustment for dividends, stock splits, combinations, reorganizations, reclassifications or similar events. See “Compensation Discussion and Analysis – Individual Compensation Elements - Long-Term Incentive Compensation—CEO Performance Option” above for further information. As permitted pursuant to guidance under Item 402 of Regulation S-K, the amount included for the Performance Option reflects the full grant-date fair value, as adjusted to reflect any reduction in value that is appropriate for the probability that the applicable stock price goals may not be met and the underlying shares not earned.
(6)For 2021, the $1,000,000 bonus to Mr. Green represents a discretionary bonus in addition to the non-equity incentive compensation under our short-term annual cash incentive award plan.
(7)During 2023, Ms. Schenkein was the Executive Vice President, Financial Planning & Analysis and Senior Vice President, Financial Planning & Analysis at the Company prior to her appointment to Chief Financial Officer effective June 1, 2023. Her 2023 base salary and short-term annual cash incentive compensation payment were pro-rated to reflect her salaries and short-term annual cash incentive compensation before and after her appointment to Chief Financial Officer. Refer to “Compensation Discussion and Analysis – Individual Compensation Elements” for further information.
(8)Mr. Grayson voluntarily departed the Company on May 31, 2023. His base salary and short-term annual cash incentive compensation payment were pro-rated to reflect his partial year of service. Refer to “Information Regarding Compensation of Executive Officers and Non-Employee Directors — Executive Compensation Arrangements” for further information.
(9)Mr. Pickles retired from his position as Chief Technology Officer on September 30, 2023, and transitioned to a non-executive, senior advisory role effective October 1, 2023. His base salary was prorated to reflect his salaries before and after such transition. Additionally, his short-term annual cash incentive compensation payment was pro-rated to reflect his partial year of plan eligibility. Refer to “Information Regarding Compensation of Executive Officers and Non-Employee Directors — Executive Compensation Arrangements” for further information.

2023 Grants of Plan-Based Awards Table
The following table provides information about the plan-based awards granted in 2023 to each of our NEOs.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards Target		All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock Options and Awards
Name		($)(1)		(#)	(#)	($/Sh)	($)(2)
Jeff T. Green	N/A	2,000,000	(3)	—	—	—	—
	4/24/2023	—		213,092	—	—	13,096,634
	4/24/2023	—		—	345,113	61.46	13,097,280
Laura Schenkein	N/A	575,000	(3)	—	—	—	—
	4/24/2023	—		42,618	—	—	2,619,302
	4/24/2023	—		—	69,022	61.46	2,619,433
	6/01/2023	—		31,520	—	—	2,309,155
	6/01/2023	—		—	52,110	73.26	2,309,166
Jay R. Grant	N/A	575,000	(3)	—	—	—	—
	4/24/2023	—		76,713	—	—	4,714,781
	4/24/2023	—		—	124,240	61.46	4,714,995
Blake J. Grayson	N/A	575,000	(3)	—	—	—	—
	4/24/2023	—		93,760	—	—	5,762,490
	4/24/2023	—		—	151,849	61.46	5,762,776
David R. Pickles	N/A	575,000	(3)	—	—	—	—
	4/24/2023	—		59,665	—	—	3,667,011
	4/24/2023	—		—	96,631	61.46	3,667,214

(1)Amount reported represents the potential target short-term annual cash incentive award opportunity under our 2023 Cash Incentive Plan. No threshold or maximum payouts were established under our 2023 Cash Incentive Plan, and accordingly, the sub-columns Threshold ($) and Maximum ($) are not applicable and have not been presented. Additional information regarding the 2023 Cash Incentive Plan is set forth in “Compensation Discussion and Analysis - Individual Compensation Elements - Annual Cash Incentive Awards” above.
(2)Amounts reported represent the aggregate grant-date fair values of the equity awards calculated in accordance with ASC Topic 718. All equity awards were granted under the 2016 Incentive Award Plan. The aggregate grant-date fair values for the RSAs (and RSUs for Ms. Schenkein) were based on the fair value of our common stock on the date of grant, which was determined as the closing market price per share of our Class A common stock on the date of grant. The aggregate grant-date fair value for the Stock Options was based on the Black-Scholes option valuation methodology. This calculation is performed for accounting purposes and reported in the table. However, our NEOs may never realize any value from their equity awards. For additional information, refer to Notes 2 and 10 to our audited consolidated financial statements included in our 2023 Annual Report.
(3)For additional information regarding the actual cash incentive compensation earned, including any pro-rated amounts, refer to the 2023 Summary Compensation Table above.

2023 Outstanding Equity Awards at Fiscal Year-End Table
The following table summarizes the number of shares of common stock underlying outstanding equity awards for each NEO as of December 31, 2023. The equity awards below are subject to certain vesting acceleration provisions as provided in the applicable NEO’s employment agreement, as discussed in “Executive Compensation Arrangements” and the “Potential Payments Upon Termination or Change in Control Table.”

			Option Awards							Stock Awards
Name	Grant Date (2)	Vesting Commence- ment Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Jeff T. Green	12/9/2019	12/9/2019	5,730	—				24.949	12/9/2029	—		—
	12/9/2019	12/9/2022	370	—				27.444	12/9/2024	—		—
	5/15/2020	5/15/2020	16,200	37,250	(3)			30.001	5/15/2030	26,920	(4)	1,937,163
	5/15/2020	12/15/2023	—	3,330	(5)			33.001	5/15/2025	—		—
	4/29/2021	4/29/2021	144,680	71,040	(6)			74.898	4/29/2031	—		—
	4/29/2021	12/29/2024	—	1,330	(7)			82.388	4/29/2026	—		—
	10/6/2021	10/6/2021	2,400,000	—		16,800,000	(8)	68.290	10/6/2031	—		—
	4/24/2023	4/24/2023	57,518	287,595	(9)			61.460	4/24/2033	186,456	(10)	13,417,374
Laura Schenkein	4/20/2018	4/20/2018	159,827	—				5.413	4/20/2028	—		—
	2/20/2019	2/20/2019	83,720	—				15.009	2/20/2029	—		—
	5/15/2020	5/15/2020	24,350	2,840	(9)			30.001	5/15/2030	1,620	(11)	116,575
	4/28/2021	4/28/2021	5,610	2,820	(9)			74.637	4/28/2031	1,320	(12)	94,987
	3/2/2022	3/2/2022	11,750	15,108	(9)			82.260	3/2/2032	9,138	(13)	657,570
	4/26/2022	4/26/2022	12,277	17,190	(9)			59.570	4/26/2032	11,405	(14)	820,704
	4/24/2023	4/24/2023	11,503	57,519	(9)			61.460	4/24/2033	37,291	(15)	2,683,460
	6/1/2023	6/1/2023	6,513	45,597	(9)			73.260	6/1/2033	27,580	(10)	1,984,657
Jay Grant	10/5/2020	10/5/2020	17,415	10,260	(16)			57.391	10/5/2030	6,620	(17)	476,375
	4/28/2021	4/28/2021	40,910	20,460	(9)			74.637	4/28/2031	13,420	(18)	965,703
	4/26/2022	4/26/2022	17,193	48,130	(9)			59.570	4/26/2032	31,934	(19)	2,297,971
	4/24/2023	4/24/2023	20,706	103,534	(9)			61.460	4/24/2033	67,124	(10)	4,830,243
David R. Pickles	12/1/2019	12/1/2019	6,170	—				26.334	12/1/2029	—		—
	5/15/2020	5/15/2020	8,100	—				30.001	5/15/2030	—		—
	4/28/2021	4/28/2021	37,070	—				74.637	4/28/2031	—		—
	4/26/2022	4/26/2022	6,876	—				59.570	4/26/2032	—		—
	4/24/2023	4/24/2023	10,065	—				61.460	4/24/2033	—		—

(1)Market value based upon the closing price of a share of our Class A common stock ($71.96) on December 29, 2023 (which was the last trading date in 2023).
(2)Awards were granted under the 2016 Incentive Award Plan.
(3)Represents a stock option that vests and becomes exercisable as follows: (1) with respect to 291,830 of the shares of Class A common stock subject to the option (the “2020 NSO Tranche I Shares”), one-thirty-sixth (1/36th) of the 2020 NSO Tranche I Shares vest and become exercisable on each of the first thirty-six (36) monthly anniversaries of the Vesting Commencement Date (rounded down to the nearest 2020 NSO Tranche I Share on each vesting date that occurs during any twelve month period until the last vesting date to occur during such twelve month period, with any remaining shares that would have otherwise vested during such twelve month period vesting on such last vesting date, such that the option will vest and become exercisable with respect to a total of 97,270, 97,280 and 97,280 2020 NSO Tranche I Shares during each of the twelve month periods ending May 15, 2021, 2022 and 2023, respectively), (2) with respect to 56,700 of the shares of Class A common stock subject to the option (the “2020 NSO Tranche II Shares”), one-seventh (1/7th) of the 2020 NSO Tranche II Shares vest and become exercisable on each monthly anniversary of the Vesting Commencement Date commencing on the thirty-seventh (37th) monthly anniversary of the Vesting Commencement Date and continuing through and including the forty-third (43rd) monthly anniversary of the Vesting Commencement Date, and (3) with respect to 37,250 of the shares of Class A common stock subject to the option (the “2020 NSO Tranche III Shares”), 7,440 of the 2020 NSO Tranche III Shares vest and become exercisable on each monthly anniversary of the Vesting Commencement Date commencing on the forty-fourth (44th) monthly anniversary of the Vesting Commencement Date and continuing through and including the forty-seventh (47th)

monthly anniversary of the Vesting Commencement Date and 7,490 of the 2020 NSO Tranche III Shares vest and become exercisable on the forty-eighth (48th) monthly anniversary of the Vesting Commencement Date, in each case, subject to Mr. Green’s continued employment through the applicable vesting date.
(4)Represents RSAs vesting with respect to one-sixteenth (1/16th) of the shares subject thereto on each quarterly anniversary of the vesting commencement date, subject to the applicable NEO’s continued employment through the applicable vesting date.
(5)Represents a stock option that vests and becomes exercisable with respect to one-fifth (1/5th) of the shares of Class A common stock subject thereto on each monthly anniversary of the vesting commencement date (rounded down to the nearest share until the last vesting date), in each case, subject to Mr. Green’s continued employment through the applicable vesting date.
(6)Represents a stock option that vests and becomes exercisable as follows: (1) with respect to 162,780 of the shares of Class A common stock subject to the option (the 2021 NSO Tranche I Shares), one-thirty-sixth (1/36th) of the 2021 NSO Tranche I Shares vest and become exercisable on each of the first thirty-six (36) monthly anniversaries of the Vesting Commencement Date (rounded down to the nearest 2021 NSO Tranche I Share on each vesting date that occurs during any twelve month period until the last vesting date to occur during such twelve month period, with any remaining shares that would have otherwise vested during such twelve month period vesting on such last vesting date, such that the option will vest and become exercisable with respect to a total of 54,260 2021 NSO Tranche I Shares during each of the twelve month periods ending April 29, 2022, 2023 and 2024, respectively), (2) with respect to 36,160 of the shares of Class A common stock subject to the option (the 2021 NSO Tranche II Shares), one-eighth (1/8th) of the 2021 NSO Tranche II Shares vest and become exercisable on each monthly anniversary of the Vesting Commencement Date commencing on the thirty-seventh (37th) monthly anniversary of the Vesting Commencement Date and continuing through and including the forty-fourth (44th) monthly anniversary of the Vesting Commencement Date, and (3) with respect to 16,780 of the shares subject to the option (the 2021 NSO Tranche III Shares), 4,190 of the 2021 NSO Tranche III Shares vest and become exercisable on each monthly anniversary of the Vesting Commencement Date commencing on the forty-fifth (45th) monthly anniversary of the Vesting Commencement Date and continuing through and including the forty-seventh (47th) monthly anniversary of the Vesting Commencement Date and 4,210 of the 2021 NSO Tranche III Shares vest and become exercisable on the forty-eighth (48th) monthly anniversary of the Vesting Commencement Date, in each case, subject to Mr. Green’s continued employment through the applicable vesting date.
(7)Represents a stock option that vests and becomes exercisable with respect to one-fourth (1/4th) of the shares of Class A common stock subject thereto on each monthly anniversary of the vesting commencement date (rounded down to the nearest share until the last vesting date), in each case, subject to Mr. Green’s continued employment through the applicable vesting date.
(8)Represents the Performance Option. In December 2021, 2,400,000 shares of our Class A common stock subject to the Performance Option vested as a result of the achievement of the first stock price tranche and achievement of our stock price compared to the Nasdaq-100 Index at more than the 75th percentile. See footnotes 1 and 5 in “2023 Summary Compensation Table” and “Compensation Discussion and Analysis – Individual Compensation Elements - Long-Term Incentive Compensation - 2021 CEO Performance Option.”
(9)Represents stock options vesting with respect to one-forty-eighth (1/48th) of the shares of Class A common stock subject thereto on each monthly anniversary of the vesting commencement date, subject to the applicable NEO’s continued employment through the applicable vesting date.
(10)Represents RSAs vesting with respect to one-sixteenth (1/16th) of the shares subject thereto on August 15, 2023, and the remainder of the shares subject thereto vesting ratably over fifteen (15) quarters on each quarterly anniversary thereafter, subject to the applicable NEO’s continued employment through the applicable vesting date.
(11)Represents RSUs vesting with respect to one-sixteenth (1/16th) of the units subject thereto on each quarterly anniversary of the vesting commencement date, subject to the applicable NEO’s continued employment through the applicable vesting date.
(12)Represents RSUs vesting with respect to one-sixteenth (1/16th) of the units subject thereto on August 15, 2021, and the remainder of the units subject thereto vesting ratably over fifteen (15) quarters on each quarterly anniversary thereafter, subject to the applicable NEO’s continued employment through the applicable vesting date.
(13)Represents RSUs vesting with respect to one-sixteenth (1/16th) of the units subject thereto on May 15, 2022, and the remainder of the units subject thereto vesting ratably over fifteen (15) quarters on each quarterly anniversary thereafter, subject to the applicable NEO’s continued employment through the applicable vesting date.
(14)Represents RSUs vesting with respect to one-sixteenth (1/16th) of the units subject thereto on August 15, 2022, and the remainder of the units subject thereto vesting ratably over fifteen (15) quarters on each quarterly anniversary thereafter, subject to the applicable NEO’s continued employment through the applicable vesting date.
(15)Represents RSUs vesting with respect to one-sixteenth (1/16th) of the units subject thereto on August 15, 2023, and the remainder of the units subject thereto vesting ratably over fifteen (15) quarters on each quarterly anniversary thereafter, subject to the applicable NEO’s continued employment through the applicable vesting date.
(16)Represents stock options vesting with respect to one-fourth (1/4th) of the shares of Class A common stock subject thereto on the first anniversary of the vesting commencement date and with respect to one-forty-eighth (1/48th) of the shares of Class A common stock subject thereto on each monthly anniversary of the vesting commencement date thereafter, subject to the applicable NEO’s continued employment through the applicable vesting date.
(17)Represents RSAs vesting with respect to one-fourth (1/4th) of the shares subject thereto on November 15, 2021, and the remainder of the shares subject thereto vesting ratably over twelve (12) quarters on each quarterly anniversary thereafter, subject to the applicable NEO’s continued employment through the applicable vesting date.
(18)Represents RSAs vesting with respect to one-sixteenth (1/16th) of the shares subject thereto on August 15, 2021, and the remainder of the shares subject thereto vesting ratably over fifteen (15) quarters on each quarterly anniversary thereafter, subject to the applicable NEO’s continued employment through the applicable vesting date.
(19)Represents RSAs vesting with respect to one-sixteenth (1/16th) of the shares subject thereto on August 15, 2022, and the remainder of the shares subject thereto vesting ratably over fifteen (15) quarters on each quarterly anniversary thereafter, subject to the applicable NEO’s continued employment through the applicable vesting date.
2023 Option Exercises and Stock Vested Table
The following table sets forth information with respect to our NEOs concerning the exercise of stock options and vesting of stock awards during the year ended December 31, 2023.

	Option Exercises		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Jeff T. Green	325,560	13,472,022	119,126	8,278,932
Laura Schenkein	—	—	23,680	1,633,979
Jay R. Grant	38,710	1,109,105	37,933	2,607,005
Blake Grayson	200,222	8,882,519	17,597	1,146,258
David R. Pickles	1,697,915	81,258,775	30,109	2,068,267

(1)Based upon the closing price of a share of our Class A common stock on the date of exercise, which ranged from $47.19 to $90.45 per share, less the exercise price of the associated stock option multiplied by the number of shares of our Class A common stock exercised.
(2)Based upon the closing price of a share of our Class A common stock on the date of vesting, which ranged from $63.98 to $73.69 per share, multiplied by the number of shares of our Class A common stock that vested.
Executive Compensation Arrangements
Current Executive Employment Agreements
We have entered into executive employment agreements with our CEO and each of our other NEOs that provide for “at will” employment, meaning that either we or the NEO may terminate the employment relationship at any time without cause.
Employment Agreement with Mr. Green
Mr. Green’s base salary under his 2017 employment agreement is subject to annual review and adjustment by our board of directors and was $1,000,000 for 2023. Mr. Green was eligible to earn a short-term annual cash incentive award with a target amount equal to 200% of his base salary for 2023, which was payable in quarterly installments within sixty (60) days after the end of each calendar quarter. Mr. Green is also eligible to participate in the employee benefit plans available to our employees, apart from the ESPP, subject to the terms of those plans.
Mr. Green’s 2017 employment agreement provides that, in the event that his employment is terminated by us without “cause” (as defined in his employment agreement) or Mr. Green resigns for “good reason” (as defined in his employment agreement), in either case, subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) an amount equal to 1.5 times the sum of (x) his then-current base salary and (y) his target annual cash incentive bonus for the year of termination; (ii) a pro-rated short-term annual cash incentive bonus based on actual Company performance through the date of termination; (iii) acceleration of all time-based equity awards held by Mr. Green in which he would have vested if he had remained employed for an additional eighteen (18) months (for the treatment of Mr. Green’s Performance Option in connection with certain qualifying terminations of employment, please see “Compensation Discussion and Analysis – Individual Compensation Elements - Long-Term Incentive Compensation - CEO Performance Option”); and (iv) if he is participating in our group health plan immediately prior to his termination, a monthly cash payment until the earlier of eighteen (18) months following termination or the end of Mr. Green’s COBRA health continuation period in an amount equal to the amount that we would have made to provide health insurance to him had he remained employed with us.
In lieu of the payments and benefits described in the preceding paragraph, in the event that Mr. Green’s employment is terminated by us without cause or Mr. Green resigns for good reason, in either case within three months prior to or twenty-four (24) months following a “change in control” (as defined in his employment agreement) of the Company, subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to 3.0 times the sum of (x) his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) and (y) his target annual cash incentive bonus; (ii) a pro-rated short-term annual cash incentive bonus based on target Company performance through the date of termination; (iii) full acceleration of all time-based equity awards held by Mr. Green (for the treatment of Mr. Green’s Performance Option in connection with a Change in Control, please see “Compensation Discussion and Analysis – Individual Compensation Elements - Long-Term Incentive Compensation-CEO Performance Option”); and (iv) if he is participating in our group health plan immediately prior to his termination, a lump sum cash payment equal to the amount that we would have made to provide health insurance to him had he remained employed with us for an additional thirty-six (36) months.
In addition, Mr. Green remains bound by certain restrictive covenants, including non-competition and non-solicitation provisions, which have been incorporated by reference into the 2017 employment agreement from his prior employment agreement. These restrictive covenants apply during the term of Mr. Green’s employment and for one year thereafter. The payments and benefits provided to Mr. Green in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the Code. These payments and benefits may also subject Mr. Green to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Mr. Green in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Mr. Green.
In connection with the Performance Option, on October 6, 2021, we entered into an Amendment No. 1 to the Employment Agreement with Mr. Green, which amended his 2017 employment agreement to, among other things, modify the terms “cause” and “good reason” to have the respective meaning applicable to the Performance Option.
Employment Agreements with Ms. Schenkein and Messrs. Grant, Grayson and Pickles
The base salary under each of the employment agreements for our other NEOs is subject to annual review and adjustment and was $575,000 for 2023. Each NEO was eligible to earn a short-term annual cash incentive award with a target amount equal to 100% of her or his base salary, which was payable in quarterly installments within sixty (60) days after the end of each calendar quarter. Each NEO is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. In connection with Mr. Pickles’ retirement as Chief Technology Officer and transition to a senior advisor role at the Company, we entered into a new employment agreement with Mr. Pickles as described below.
The employment agreements for each of Ms. Schenkein and Messrs. Grant, Grayson and Pickles provides that in the event that her or his employment is terminated by us without “cause” (as defined in the respective employment agreement) or such NEO resigns for “good reason” (as defined in the respective employment agreement), in either case subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, the NEO will be entitled to receive (i) an amount equal to the sum of (x) her or his current base salary and (y) her or his target annual cash incentive bonus for the year of termination; (ii) a pro-rated annual cash incentive bonus based on actual Company performance through the date of termination (or, for Ms. Schenkein, a pro-rated annual cash incentive bonus based on actual Company performance for the quarter of termination); (iii) acceleration of all time-based equity awards held by the NEO in which such NEO would have vested if she or he had remained employed for an additional twelve (12) months; and (iv) if the NEO is participating in our group health plan immediately prior to her or his termination, a monthly cash payment until the earlier of twelve (12) months following termination or the end of the respective COBRA health continuation period in an amount equal to the amount that we would have made to provide health insurance to such NEO had she or he remained employed with us.
In lieu of the payments and benefits described in the preceding paragraph, in the event that the employment of Ms. Schenkein and Messrs. Grant, Grayson or Pickles is terminated by us without cause or any such NEO resigns for good reason, in either case within three months prior to or twenty-four (24) months following a “change in control” (as defined in the respective employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, the applicable NEO will be entitled to receive (i) a lump sum cash payment equal to 2.0 times the sum of (x) her or his then-current base salary (or her or his base salary in effect immediately prior to the change in control, if higher) and (y) her or his target annual cash incentive bonus; (ii) a pro-rated annual cash incentive bonus based on target Company performance through the date of termination (or, for Ms. Schenkein, a pro-rated annual cash incentive bonus based on actual Company performance for the quarter of termination); (iii) full acceleration of all time-based equity awards held by the NEO; and (iv) if the NEO is participating in our group health plan immediately prior to her or his termination, a lump sum cash payment equal to an amount that we would have made to provide health insurance to her or him had she or he remained employed with us for an additional twenty-four (24) months.
In addition, Ms. Schenkein and each of Messrs. Grant, Grayson and Pickles remains bound by certain restrictive covenants, including non-competition and non-solicitation provisions, which have been incorporated by reference into the respective employment agreement from each such NEO’s prior employment agreement. These restrictive covenants apply during the term of the NEO’s employment and for one year thereafter. The payments and benefits provided to Ms. Schenkein and each of Messrs. Grant Grayson and Pickles in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the Code. These payments and benefits may also subject Ms. Schenkein and each of Messrs. Grant, Grayson and Pickles to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Ms. Schenkein and each of Messrs. Grant, Grayson and Pickles in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the impacted NEO.
New Employment Agreement with Mr. Pickles
On September 29, 2023, we entered into a new employment agreement with Mr. Pickles effective October 1, 2023 pursuant to his retirement from the role of CTO and transition to the role of Senior Advisor, reporting to Mr. Green. The employment agreement provides that, effective October 1, 2023, Mr. Pickles is entitled to an annual base salary of $100,000 and is eligible to participate in employee benefit plans and programs (other than any incentive compensation plans). Pursuant to the employment agreement, Mr. Pickles has no further rights or obligations (including any rights to severance payments or benefits) under his previous employment agreement. Notwithstanding the foregoing, the employment agreement provided for the payment of a prorated portion of Mr. Pickles’ 2023 annual incentive compensation based on actual achievement of performance objectives for the third quarter of 2023 of $985,531. The employment agreement also provides for the cancellation of Mr. Pickles’ unvested stock options and restricted stock awards effective September 30, 2023 without payment or replacement thereof, resulting in an original grant date fair value acceleration of $14,013,067 that was recognized in the year ended December 31, 2023.
Potential Payments Upon Termination or Change in Control Table
Excluding the potential payments associated with the Performance Option, the following table shows the potential payments and benefits to be received by our NEOs (other than Messrs. Grayson and Pickles, who were not serving as executive officers as of December 31, 2023) upon a termination of employment without cause or for good reason and upon a termination of employment without cause or for good reason in connection with a change in control of the Company (assuming in such change in control all outstanding awards are assumed, substituted or continued by the successor entity). Actual payments and benefits received upon termination by Mr. Grayson, who voluntarily separated with us on May 31, 2023, and Mr. Pickles, who retired from his executive role effective on September 30, 2023, and transitioned to a non-executive, senior advisory role on October 1, 2023 are described below. Potential payments associated with the Performance Option are described in footnote 4 of the following table. The types of events constituting cause, good reason and change in control may differ in some respects among the different arrangements providing for payments and benefits to the NEOs; however, for consistency in presentation, our executive compensation arrangements have been grouped together based on these concepts without regard for any such differences. Our NEOs are not entitled to any payments and benefits if their employment is terminated for cause or they resign without good reason, retire, or, except for the Performance Option, are terminated due to death or disability. Except for the Performance Option, we do not have any agreements or other arrangements with our NEOs that provide for payments and benefits solely upon a change in control of the Company without an accompanying termination of employment. The table below summarizes the payments and benefits available to each NEO under various termination scenarios, assuming the separation from service was on December 31, 2023. The value of vested equity for continuing executive officers is based on the closing price of a share of our Class A common stock on December 29, 2023 (the last trading day in 2023), which was $71.96 per share.

Name and Termination / Change in Control Scenario	Cash Severance Payment ($)(1)	Equity Awards ($)		Benefits ($)(2)	Total Payout ($)(3)
Jeff T. Green(4)
Without Cause or Resignation for Good Reason (No Change in Control)	4,500,000	10,739,082	(5)	140,078	15,379,160
Without Cause or Resignation for Good Reason (Change in Control)	9,000,000	20,066,991	(6)	164,771	29,231,762

Laura Schenkein
Without Cause or Resignation for Good Reason (No Change in Control)	1,150,000	2,525,746	(5)	71,291	3,747,037
Without Cause or Resignation for Good Reason (Change in Control)	2,300,000	7,294,051	(6)	81,321	9,675,372

Jay R. Grant
Without Cause or Resignation for Good Reason (No Change in Control)	1,150,000	4,150,068	(5)	93,056	5,393,124
Without Cause or Resignation for Good Reason (Change in Control)	2,300,000	10,403,208	(6)	124,189	12,827,397

(1)Reflects the aggregate amount of cash severance payable to each NEO based on a multiple of base salary and target annual short-term cash incentive compensation as of 2023 pursuant to the terms of the respective NEO’s employment agreement, as described above. Does not include pro-rated bonus that the NEO would have been entitled to, since on December 31, 2023, the full annual bonus, which is shown in the “2023 Summary Compensation Table,” was earned.
(2)Represents the estimated value of unused accrued vacation and the continuation of health benefits that each NEO would have been entitled to receive upon a termination of employment as of December 31, 2023, as based on actual 2023 premiums and the terms of the respective NEO’s employment agreement, as described above.
(3)The respective employment agreement for each NEO includes a modified cutback provision, such that if any severance payments or benefits would constitute a parachute payment and would be subject to the excise tax imposed by Section 4999 of the Code, the aggregate benefits will either be delivered in full or delivered in a lesser amount that would result in no portion of the aggregate benefits being subject to the excise tax, whichever results in the receipt by the NEO of the greatest amount of aggregate benefits on an after-tax basis. For purposes of the table set forth above, it has been assumed that the payments and benefits will not be reduced pursuant to the preceding sentence and, accordingly, include the full value of such payments and benefits.
(4)The amounts in the table above exclude any potential payment to Mr. Green for the Performance Option. Pursuant to the Award Agreement, Mr. Green is entitled to payment in the event of a Qualifying Termination or a Change in Control. The terms that govern the number of shares that may vest under each scenario are described in “2021 CEO Performance Option” in the “Compensation Discussion and Analysis – Individual Compensation Elements - Long-Term Incentive Compensation” section above. In the event that a Qualifying Termination (other than a termination due to death or disability) occurred on December 29, 2023 (the last trading day of the year), assuming no further stock price achievement goals were met over the nine-month period following the date of the Qualifying Termination, Mr. Green would not have received any additional payment or benefit pursuant to the Award Agreement. In the event that a Change in Control or a termination of employment due to death or disability (each as defined in the Award Agreement) occurred on December 29, 2023, Mr. Green would not have received any additional payment or benefit pursuant to the Award Agreement. The actual amount of payments or benefits that may be received by Mr. Green can only be determined at the time of a Change in Control or a Qualifying Termination.
(5)Represents the value of equity award vesting accelerated by an additional 18 months for Mr. Green and by 12 months for our other NEOs.
(6)Represents the value of full acceleration of equity award vesting.
Termination Payments to Messrs. Grayson and Pickles
In connection with Mr. Grayson’s voluntary separation from the Company on May 31, 2023, Mr. Grayson received the following payments and benefits: payment of $24,471 related to accrued vacation through the date of separation; and payment of $230,000 related to the pro-rated portion of the Cash Incentive Plan award through the first quarter of 2023 in accordance with plan provisions. Unvested equity awards previously granted to Mr. Grayson were forfeited.
In connection with Mr. Pickles’ retirement as Chief Technology Officer and transition to a senior advisor role at the Company on September 30, 2023, Mr. Pickles received the following payments and benefits: payment of a prorated portion of the award under Cash Incentive Plan for 2023 through the third quarter of 2023 of $985,531; payment related to accrued vacation of $66,346; and cancellation of Mr. Pickles’ unvested stock options and restricted stock awards effective September 30, 2023 without payment or replacement thereof, resulting in an original grant date fair value acceleration of $14,013,067 that was recognized in the year ended December 31, 2023.

Equity Compensation Plan Information
The following table summarizes information about our equity compensation plans as of December 31, 2023, which included The Trade Desk, Inc. 2010 Stock Plan, The Trade Desk, Inc. 2015 Equity Incentive Plan, The Trade Desk, Inc. 2016 Incentive Award Plan and the Trade Desk, Inc. 2016 Employee Stock Purchase Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)(1)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights ($)(1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) ($)(2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	41,411,154	53.78	95,559,249
Equity compensation plans not approved by security holders	—	—	—
Totals	41,411,154	53.78	95,559,249

(1)Includes 31,457,957 shares issuable upon the exercise of outstanding options with a weighted-average exercise price of $53.78 and 9,953,197shares issuable upon the vesting of outstanding restricted stock units. The weighted-average exercise price in column (b) is calculated solely based on outstanding stock options and does not include (i) purchase rights accruing under the 2016 Employee Stock Purchase Plan because the purchase right (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period or (ii) restricted stock units because restricted stock units do not have an exercise price.
(2)Consists of shares available for future issuance under our 2016 Incentive Award Plan and 2016 Employee Stock Purchase Plan. As of December 31, 2023, 81,200,896 shares of Class A common stock were available for issuance under the 2016 Incentive Award Plan and 14,358,353 shares of Class A common stock were available for issuance under the 2016 Employee Stock Purchase Plan (which includes shares subject to purchase during the current purchase period, which commenced on November 16, 2023, and the exact number of which will not be known until the end of the purchase period on May 15, 2024. Subject to the number of shares remaining in the share reserve, the maximum number of shares purchasable by any participant on any one purchase date for any purchase period, including the current period, may not exceed 1,471). The number of shares reserved for issuance or transfer pursuant to awards under the 2016 Incentive Award Plan will be increased annually on the first day of each calendar year beginning in 2017 and ending in 2026, by that number of shares equal to the lesser of (i) 4% of the shares of Class A common stock outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year and (ii) such smaller number of shares as determined by our board of directors. The number of shares that may be issued pursuant to rights granted under the 2016 Employee Stock Purchase Plan will be increased annually on the first day of each calendar year beginning in 2017 and ending in 2026, by that number of shares equal to the least of (i) 8,000,000 shares, (ii) 1% of the shares of Class A common stock outstanding on the final day of the immediately preceding calendar year and (iii) such smaller number of shares as determined by our board of directors. On January 1, 2024, the number of shares of Class A common stock authorized for grant under the 2016 Incentive Award Plan and 2016 Employee Stock Purchase Plan was increased by 19,556,636 shares and 4,449,970 shares, respectively, in accordance with such provisions. Awards previously granted under our equity compensation plans that are forfeited, cancelled or otherwise terminated (other than by exercise) will also be added to the share reserve of the 2016 Incentive Award Plan. For additional information, refer to Notes 2 and 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 15, 2024.

The Trade Desk, Inc. 2016 Incentive Award Plan and the Trade Desk, Inc. 2016 Employee Stock Purchase Plan have ten-year lives from their adoption in connection with our initial public offering in 2016. An amendment and restatement of the 2016 Employee Stock Purchase Plan is included in Proposal Two. We intend to consider our alternatives to amend the 2016 Incentive Award Plan to extend its useful life before its initial ten-year term expires.

CEO Pay Ratio
In determining the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees (excluding our CEO), we selected December 31, 2023 as the determination date for identifying the median employee for purposes of this disclosure. We are using a different median employee from the person that was identified in the preparation of our pay ratio disclosure for 2022 since we experienced an increase in our employee population compared to December 31, 2022 that we reasonably believed would result in a significant change to our pay ratio disclosure. We selected annual total direct compensation as our consistently applied compensation measure, which we calculated as cash compensation from base wages, actual bonuses and commissions, and the grant-date fair value of equity awards granted to our employees in 2023. Compensation was annualized for our employees who were hired in 2023 and for employees on an unpaid leave of absence in 2023. Compensation for international employees was converted to U.S. dollar equivalents using month-end exchange rates and no cost-of-living adjustments were made.
Once the median employee was identified based on this approach, we calculated the median employee’s annual total compensation in accordance with the requirements of the Summary Compensation Table. Our median employee’s annual total compensation for 2023 was $226,766. Our CEO’s annual total compensation for 2023 was $32,006,461 as reported in the “2023 Summary Compensation Table.” Therefore, our CEO to median employee pay ratio was 141:1 for 2023. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.
This information is being provided for compliance purposes. Neither the compensation committee nor management used the pay ratio measure in making compensation decisions.

Pay Versus Performance
The following table sets forth information regarding the total compensation, for services rendered in all capacities, that was paid to, awarded to or earned by our CEO (and on average to our non-CEO NEOs, or our “Other NEOs”), as compared to compensation actually paid (“CAP”) to our CEO (and on average to our Other NEOs) and certain Company and peer performance measures during the years ended December 31, 2023, 2022 2021 and 2020, as calculated in accordance with Item 402(v) of Regulation S-K (the “Pay Versus Performance Table”).
Pay Versus Performance Table

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (1) (4) (6)	Average Summary Compensation Table Total for Other NEOs (2)	Average Compensation Actually Paid to Other NEOs (2) (4) (6)	Total Shareholder Return(5)	Peer Group Total Shareholder Return (5)	Net Income (Thousands)	Revenue (Thousands) (3)
2023	$32,006,461	$291,700,245	$10,955,524	$5,157,998	$276.98	$157.82	$178,940	$1,946,120
2022	$5,440,036	$(620,324,699)	$7,722,649	$(4,257,881)	$172.56	$92.75	$53,385	$1,577,795
2021	$834,968,762	$1,201,214,676	$7,247,247	$9,887,245	$352.73	$270.29	$137,762	$1,196,467
2020	$15,956,860	$123,533,884	$4,614,376	$34,802,362	$308.31	$279.96	$242,317	$836,033

(1)In all years presented, our CEO was Jeff Green.
(2)For the year ended 2023, our NEOs included in the calculation of average CAP were Laura Schenkein, Blake Grayson, Jay Grant and David Pickles. For the years 2022 and 2021, our NEOs included in the calculation of average CAP were Messrs. Grayson, Pickles and Grant and Michelle Hulst, our former Chief Data Officer. For the year 2020, our NEOs included in the calculation of average CAP were Messrs. Grayson, Pickles, Grant, Brian Stempeck, our former Chief Strategy Officer, and Susan Vobejda, our former Chief Marketing Officer.
(3)Revenue represents the Company-Selected-Measure (“CSM”) as it is the next most important financial performance measure not otherwise required to be disclosed in the Pay Versus Performance Table. Refer to the Tabular List (as defined below) of financial performance measures. Revenue represents revenue as disclosed in our Annual Reports on Form 10-K filed with the SEC for the applicable fiscal years.
(4)Assumptions used in the valuation of the CEO Performance Option, restricted stock awards and restricted stock units as of the end of 2023, or at the vest dates, as applicable, for the table above were materially consistent with those used as of the grant date of the equity awards as described in “Compensation Discussion and Analysis” and in Notes 1 and 2 of the 2023 Summary Compensation Table. The fair values of all other options as of the applicable vest dates and fiscal year-end dates in 2023 were calculated using a binomial lattice model with a remaining contractual term between 1.0 – 9.9 years, a volatility assumption between 52% - 73% using a blend of the Company’s historical volatility and implied volatilities from its traded options, and a risk-free interest rate between 3.3% - 5.2%, based on the yields of U.S. Treasury securities with maturities approximating the terms of the awards. The assumptions used for estimating the grant date fair value for these options as reported in the 2023 Summary Compensation Table were calculated using the Black-Scholes option pricing model.
(5)Total Shareholder Return (“TSR”) represents the cumulative return of a fixed investment of $100 in the applicable common stock, from the beginning of the measurement period through the end of the applicable fiscal year, assuming reinvested dividends, as applicable. For Peer Group TSR, the returns of each component Company of this group are weighted according to the respective Company’s stock market capitalization at the beginning of each period for which a return is indicated. Changes in the peer group year to year are driven by our annual compensation setting process as described in “Compensation Discussion and Analysis.” In accordance with the latest SEC guidance, Peer Group TSR for all periods presented reflects the average cumulative TSR of our peer group approved in July 2022 for 2023 compensation setting, as described in “Compensation Discussion and Analysis” above (to the extent the entities were publicly traded companies as of the measurement dates). Compared to the peer group approved in July 2021 for 2022 compensation setting, in 2023, Slack Technologies was removed due to acquisition and Coupa Software was removed pursuant to market capitalization criteria described in “Compensation Discussion and Analysis.” Cloudflare, Snowflake and ZoomInfo Technologies were added in 2023 pursuant to the criteria outlined in “Compensation Discussion and Analysis” in consultation with Compensia. Our peer group approved in July 2021 for 2022 compensation setting, as disclosed in our 2023 Proxy Statement, included Coupa Software, CrowdStrike Holdings, Datadog, DocuSign, HubSpot, Okta, Pinterest, RingCentral, Roku, Shopify, Slack Technologies, Snap, Splunk, Twilio, Twitter, Zendesk, Zoom Video and Zscaler (the “2022 Peer Group”). Had the 2022 Peer Group been used to calculate cumulative TSR in 2020, 2021, 2022 and 2023 (to the extent the entities were publicly traded companies as of the measurement dates), Peer Group TSR would have been $271.32, $243.98, $80.29 and $144.00, respectively.
(6)SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine CAP as reported in the Pay Versus Performance Table. CAP does not necessarily represent cash and equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. CAP for our CEO and average CAP for our Other NEOs are calculated by taking the amount in the “Total” column of the Summary Compensation Table (the average amount for our Other NEOs): (a) less the grant-date fair value of equity granted during the year in the “2023 Summary Compensation Table”; (b) plus the year-end fair value of unvested equity awards granted during the covered year; (c) plus, for awards granted in prior years that are outstanding and unvested at the end of the covered year, the difference between the year-end fair value and the immediately prior year-end fair value; (d) plus, for awards that granted and vested during the covered year, the fair value as of the vesting date; (e) plus, for awards granted in prior years that vested during the covered year, the difference between the fair value as of the vesting date and the immediately prior year-end fair value; (f) less, the prior year-end fair value of awards granted in prior years that failed to meet their vesting requirements. NEOs do not participate in a defined benefit plan so no adjustment for pension benefits is included in the table below. Similarly, no CAP amounts included any dividends or other earnings paid on stock or option awards not otherwise reflected in the fair value of total compensation, as no such payments occurred during any of the years ended 2023, 2022, 2021 and 2020. The following table details these adjustments in 2023.

Fiscal Year	NEO Category	Summary Compensation Table Total	Less: Summary Compensation Table Equity Awards (a)	Add: Year-End Fair Value of Unvested Equity Awards Granted in the Year (b)	Add: Change in Year-End Fair Value of Unvested Equity Awards Granted in Prior Years (c)	Add: Vest-Date Fair Value of Equity Awards Granted and Vested in the Year (d)	Add: Change in Fair Value of Equity Awards Granted in Prior Years and Vested in the Year (e)	Less: Prior Year-End Fair Value of Equity Awards that Failed to Vest (f)	CAP
2023	CEO	$32,006,461	$(26,193,914)	$25,935,981	$249,878,218	$4,379,268	$5,694,231	$—	$291,700,245
	Other NEOs	$10,955,524	$(9,536,581)	$4,596,255	$951,720	$965,375	$1,066,447	$(3,840,742)	$5,157,998

Tabular List of Performance Measures
The following table sets forth an unranked list of financial performance measures that are the most important measures used by the Company to link CAP to our NEOs to Company performance for 2023 (the “Tabular List”):

Measure
Adjusted EBITDA (1)
Relative Peer TSR (2)
Revenue
TSR
(1)For an explanation of our management's use of this measure and a reconciliation of net income to Adjusted EBITDA, see Appendix A to this Proxy Statement. Adjusted EBITDA is used for purposes of selecting the companies comprising our compensation peer groups.
(2)Relative Peer TSR, calculated as a percentile rank against the Nasdaq-100 Index as defined in the CEO Performance Option award agreement, determines the actual shares paid out on a vested tranche of the CEO Performance Option. Refer to “Compensation Discussion and Analysis - Individual Compensation Elements - Long Term Incentive Compensation - CEO Performance Option” for further information.
Our most important financial performance measure for linking CAP to our performance is TSR, as the majority of NEO compensation is equity compensation tied to the change in our stock price over time, particularly for the CEO Performance Option. These awards are an incentive for our executive officers, including our NEOs, to create value for our stockholders. This financial performance measure is required in the Pay Versus Performance Table above. The next most important financial performance measure is revenue, included in the Pay Versus Performance Table above. Revenue is a critical financial performance measure to our stockholders, and it is the key measure in our Short-Term Annual Cash Incentive Awards to provide financial incentives for us to meet or exceed the revenue targets.
Relationship Between Pay and Performance
Comparison of CAP to our CEO to Financial Performance Measures
We believe the table below shows the alignment between CAP to our CEO and our performance, consistent with our compensation philosophy as described in our “Compensation Discussion and Analysis.” The following chart sets forth CAP to our CEO and TSR on the left axis (in millions) and right axis (in dollars), respectively, for the years ended December 31, 2020, 2021, 2022 and 2023. CAP is influenced by numerous factors, including but not limited to, the timing of new grant issuances and award vesting, share price volatility during the fiscal year, our mix of performance metrics and other factors.

CAP to our CEO (in Millions) Compared to TSR (in $)
$2,400
$1,200
$—
$(1,200)
$(2,400)
$400.00
$300.00
$200.00
$100.00
$—
$308.31
$352.73
$172.56
$276.98
2020
2021
2022
2023
CAP to our CEO (in millions)
TSR (in $)

The following chart sets forth CAP to our CEO, net income and revenue on the left axis (in millions) for the years ended December 31, 2020, 2021, 2022 and 2023.

CAP to our CEO Compared to Net Income and Revenue (in Millions)
$3,000
$2,000
$1,000
$—
$(1,000)
$836
$1,196
$1,578
$1,946
$242
$138
$53
$179
2020
2021
2022
2023
CAP to our CEO (in millions)
Net Income (in millions)
Revenue (in millions)

Comparison of Average CAP to our Other NEOs to Financial Performance Measures
The following chart sets forth average CAP to our Other NEOs and TSR on the left axis (in millions) and right axis (in dollars), respectively, for the years ended December 31, 2020, 2021, 2022 and 2023. Average CAP is influenced by numerous factors including, but not limited to, the timing of new grant issuances and award vesting, NEO mix, share price volatility during the fiscal year, our mix of performance metrics and other factors.

Average CAP to our Other NEOs (in Millions) Compared to TSR (in $)
$48
$24
$—
$(24)
$(48)
$400.00
$300.00
$200.00
$100.00
$—
$352.73
$308.31
$276.98
$172.56
2020
2021
2022
2023
Average CAP to our Other NEOs (in millions)
TSR (in $)

The following chart sets forth average CAP to our Other NEOs and net income on the left axis (in millions), as well as revenue on the right axis (in millions), for the years ended December 31, 2020, 2021, 2022 and 2023.

Average CAP to our Other NEOs Compared to Net Income and Revenue (in Millions)
$240
$210
$180
$150
$120
$90
$60
$30
$—
$1,800
$1,350
$900
$450
$—
$242
$138
$53
$179
$836
$1,196
$1,578
$1,946
2020
2021
2022
2023
Average CAP to our Other NEOs (in millions)
Net Income (in millions)
Revenue (in millions)

For a review of our financial performance measures, our process for setting executive compensation and how our executive compensation design reinforces our compensation philosophy, refer to “Compensation Discussion and Analysis.”

Comparison of Company TSR to Peer Group TSR
The following chart sets forth Company TSR and Peer Group TSR, as expressed in the value of an initial $100 investment, from 2020 to 2023:

Comparison of The Trade Desk, Inc. TSR and Peer Group TSR (in $)
$400.00
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$—
12/31/2019
2020
2021
2022
2023
$308.31
$352.73
$172.56
$276.98
$279.96
$270.29
$92.75
$157.82
The Trade Desk, Inc.
Peer Group

2023 Director Compensation
Our non-employee directors receive the following annual retainer fees for board and committee service: a cash retainer for each board member of $50,000 and an additional cash retainer of $25,000 (increased to $50,000 for 2024) for the lead independent director. Members of the audit, compensation and nominating and corporate governance committees receive an additional cash retainer of $12,500, $10,000 and $6,000, respectively, and the chair of each the foregoing committees receives an additional cash retainer of $50,000, $50,000 and $25,000, respectively. Each director may make an annual election to receive an equity award in lieu of the cash retainer in the form of restricted stock awards, restricted stock units (“RSUs”), stock options or a mix thereof. The equity awards will vest in four equal installments over the one-year period following the date of grant, with such vesting to take place on the quarterly anniversaries of the date of grant, or if earlier, the regularly scheduled meetings of our board of directors applicable to such respective quarters. If not already vested in full pursuant to the forgoing installment arrangements, the award will vest in full on the date of our next annual meeting of stockholders. All unvested equity awards will vest in full upon a Change in Control of the Company.
Each newly elected non-employee director receives an initial director equity award upon initial election to our board of directors with a value of $265,000 (increased to $275,000 for 2024) and may elect to receive the initial director equity award in the form of restricted stock awards, restricted stock units, stock options or a mix of one-half restricted stock or restricted stock units and one-half stock options. The initial director equity award will generally vest in substantially equal quarterly installments over the three-year period following the date of grant, subject to continued service as of each vesting date. On the date of each annual meeting of stockholders, continuing directors will receive an annual director equity award with a value of $265,000 (increased to $275,000 for 2024) and may elect to receive the equity award in the form of restricted stock awards, restricted stock units, stock options or a mix thereof. The quantity of equity awards granted is based on the average closing stock price for a share of our Class A common stock for 45 consecutive trading days ending on, and including, the grant date. The annual director equity award will vest in four equal installments over the one-year period following the date of grant, with such vesting to take place on the quarterly anniversaries of the date of grant, or if earlier, the regularly scheduled meetings of our board of directors applicable to such respective quarters. If not already vested in full pursuant to the forgoing installment arrangements, the award will vest in full on the date of our next annual meeting of stockholders. All unvested equity awards will vest in full upon a Change in Control of the Company. A director who is appointed to our board of directors other than on the date of an annual meeting will receive a prorated annual director equity award. Directors who join our board of directors on the date of an annual meeting will receive both an initial director equity award and an annual director equity award.
We also reimburse our non-employee directors for reasonable out-of-pocket expenses incurred in attending board and committee meetings, as well as up to $10,000 for director education programs.
A special committee of directors (the “Special Committee”) was formed in 2023. The Special Committee members included Ms. Buyer, Ms. Cunningham and Mr. Wells, with Ms. Buyer appointed as the chairperson. The members of the Special Committee received a cash retainer of $75,000 for their service as members of the Special Committee and the Chair of the Special Committee received an additional cash retainer of $25,000.
Our employee directors did not receive any additional compensation for their service as members of our board of directors in 2023.
2023 Director Compensation Table
The following table sets forth information for the year ended December 31, 2023 regarding the compensation awarded to, earned by or paid to our non-employee directors.

Name	Fees Earned or Paid in Cash ($)(1)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(5)(6)	Total ($)
Lise J. Buyer	203,562	140,405	140,410	484,377
Andrea L. Cunningham	130,603	140,405	140,410	411,418
Kathryn E. Falberg	88,479	280,810	—	369,289
Eric B. Paley	21,849	—	—	21,849
Gokul Rajaram	70,712	280,810	—	351,522
David B. Wells	173,877	—	280,820	454,697

(1)With the exception of cash amounts of $167,808, $75,000, $70,712 and $75,000 for annual retainer fees and committee fees, including the Special Committee, earned by Ms. Buyer, Ms. Cunningham, Mr. Rajaram and Mr. Wells

for the year ended December 31, 2023, amounts represent cash forgone by each director due to elections made in 2022 and 2023 to receive equity awards in lieu of cash for annual retainer and committee fees earned for the year ended December 31, 2023 (such equity awards in lieu of cash are typically granted in May following our annual meeting of stockholders with respect to the fees for the coming year, except for changes in committee assignment mid-year).
(2)On May 25, 2023, Ms. Cunningham elected to be granted a mix of one-half RSUs and one-half Stock Options for her annual retainer and committee fees in lieu of quarterly cash payments, and was granted 399 RSUs and 687 Stock Options for her annual retainer fees with a grant date fair value of $26,438 and $26,493, respectively. Further, Ms. Cunningham was granted 47 RSUs and 82 Stock Options with an aggregate grant date fair value of $3,114 and $3,162, respectively, for her annual committee fees. On the same date, Ms. Falberg elected to be granted RSAs and Mr. Wells elected to be granted Stock Options for their annual retainer and committee fees in lieu of quarterly cash payments. Ms. Falberg and Mr. Wells were granted RSAs covering 799 shares of our Class A common stock and 1,374 Stock Options, respectively, for their annual retainer fees with a grant date fair value of $52,942 and $52,986, respectively. Further, Ms. Falberg and Mr. Wells were granted RSAs covering 799 shares of our Class A common stock and 1,648 Stock Options, respectively, for their committee fees with a grant date fair value of $52,942 and $63,553, respectively. The grant date fair value of these RSAs, RSUs and Stock Options, granted on May 25, 2023, was calculated in accordance with ASC Topic 718 and the awards vest in four equal installments over the one-year period following the date of grant, with such vesting to take place on the quarterly anniversaries of the date of grant, or if earlier, the regularly scheduled Board meetings applicable to such respective quarters. If not already vested in full pursuant to the forgoing installment arrangements, the award will vest in full on the date of our next annual meeting of stockholders. All unvested equity awards will vest in full upon a Change in Control of the Company.
(3)Amounts reflect the aggregate grant-date fair value of the restricted stock awards granted to our non-employee directors during 2023, calculated in accordance with ASC Topic 718. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service-vesting conditions. The aggregate grant-date fair values of these awards were based on the fair value of our common stock on the date of grant, which was determined as the closing market price per share of our Class A common stock on the date of grant. For additional information, refer to Notes 2 and 10 to our audited consolidated financial statements included in our 2023 Annual Report. The amounts reported in this column reflect the accounting cost for the stock awards and do not correspond to the actual economic value that may be received by the non-employee directors upon the vesting or settlement of the stock awards, as applicable.
(4)As of December 31, 2023, Ms. Buyer, Ms. Falberg and Mr. Rajaram held unvested RSAs covering 1,060, 2,919 and 2,119 shares of our Class A common stock, respectively; and Ms. Cunningham held 1,843 RSUs. Mr. Paley and Mr. Wells did not hold any unvested RSAs or unvested RSUs as of December 31, 2023.
(5)Amounts reflect the aggregate grant-date fair value of the Stock Options granted to our non-employee directors during 2023, calculated in accordance with ASC Topic 718. The aggregate grant-date fair value for the Stock Options was based on the Black-Scholes option valuation methodology and do not take into account any estimated forfeitures related to service-vesting conditions. For additional information, refer to Notes 2 and 10 to our audited consolidated financial statements included in our 2023 Annual Report. The amounts reported in this column reflect the accounting cost for the Stock Options and do not correspond to the actual economic value that may be received by the non-employee directors upon the exercise of the Stock Options.
(6)As of December 31, 2023, Ms. Buyer, Ms. Cunningham and Mr. Wells held stock options to purchase an aggregate of 39,848, 11,118 and 28,638 shares of our Class A common stock, respectively, and Ms. Falberg held stock options to purchase an aggregate of 103,030 shares of our Class B common stock. None of our other non-employee directors held stock options as of December 31, 2023.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
The information contained in this compensation committee report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this compensation committee report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that The Trade Desk, Inc. specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.
The compensation committee of our board of directors has reviewed and discussed the section captioned “Compensation Discussion and Analysis” with management. Based on such review and discussions, the compensation committee of our board of directors recommended to the board of directors that this “Compensation Discussion and Analysis” section be included in our 2023 Annual Report on Form 10-K and this Proxy Statement.
COMPENSATION COMMITTEE
Kathryn E. Falberg (Chairperson)
Gokul Rajaram
David B. Wells

OWNERSHIP OF THE TRADE DESK, INC. COMMON STOCK
The following table sets forth information with respect to the beneficial ownership of our common stock as of February 29, 2024, for:
•each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;
•each of our NEOs;
•each of our directors; and
•all of our current directors and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, which generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power over that security, including options and restricted stock units that are currently exercisable or exercisable or vest within sixty (60) days of February 29, 2024. Unless otherwise indicated, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. The information in the table below does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.
We have based our calculation of the percentage of beneficial ownership on 445,938,212 shares of Class A common stock and 43,918,900 shares of Class B common stock outstanding as of February 29, 2024. We have deemed shares of our common stock subject to stock options and restricted stock units that are currently exercisable or exercisable or vest within sixty (60) days of February 29, 2024, to be outstanding and to be beneficially owned by the person holding the stock option or restricted stock units for the purpose of computing the percentage ownership of that person. We did not, however, deem such shares outstanding for the purpose of computing the percentage ownership of any other person or entity.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o The Trade Desk, Inc., 42 N. Chestnut Street, Ventura, California 93001.

	Shares Beneficially Owned				% of Total Voting Power(1)
	Class A		Class B
Name of Beneficial Owner	Shares	%	Shares	%
5% Stockholders:
The Vanguard Group, Inc.(2)	41,738,359	9.4	—	—	4.7
Baillie Gifford & Co.(3)	40,984,017	9.2	—	—	4.6
BlackRock, Inc.(4)	23,559,275	5.3	—	—	2.7
Executives and Directors:
Jeff T. Green(5)	5,103,179	1.1	42,882,150	97.6	48.9
Laura Schenkein(6)	922,866	*	—	—	*
Blake J. Grayson(7)	8,656	*	—	—	*
Jay R. Grant(8)	257,281	*	—	—	*
David R. Pickles(9)	434,413	*	1,000,000	2.3	1.2
Lise J. Buyer (10)	140,014	*	—	—	*
Andrea L. Cunningham(11)	11,681	*	—	—	*
Kathryn E. Falberg(12)	292,609	*	103,030	*	*
Samantha Jacobson(13)	3,976	*	—	—	*
Gokul Rajaram(14)	33,316	*	—	—	*
David B. Wells(15)	95,130	*	—	—	*
All current executive officers and directors as a group (9 persons)(16)	6,860,052	1.5	42,985,180	97.6	49.1
* Less than 1%.

(1)Percentage of total voting power represents voting power with respect to all shares of Class A common stock and Class B common stock, as a single class. Holders of Class B common stock are entitled to ten votes per share, and holders of Class A common stock are entitled to one vote per share.
(2)Based solely on information reported by The Vanguard Group, Inc. on Schedule 13G/A filed with the SEC on February 13, 2024, consists of 41,738,359 shares of Class A common stock beneficially owned, with shared voting power over 341,291 shares, sole dispositive power over 40,711,766 shares and shared dispositive power over 1,026,593 shares. The address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
(3)Based solely on information reported by Baillie Gifford & Co. on Schedule 13G/A filed with the SEC on January 26, 2024, consists of 40,984,017 shares of Class A common stock beneficially owned, with sole voting power over 29,863,535 shares and sole dispositive power over 40,984,017 shares. The address for Baillie Gifford & Co. is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, United Kingdom.
(4)Based solely on information reported by BlackRock, Inc. on Schedule 13G filed with the SEC on January 31, 2024, consists of 23,559,275 shares of Class A common stock beneficially owned, with sole voting power over 21,060,258 shares and sole dispositive power over 23,559,275 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
(5)Consists of (a) 186,598 shares of Class A common stock held by Jeff T. Green, (b) 1,401,987 shares of Class A common stock and 30,215,480 shares of Class B common stock held by Jeff T. Green, trustee of the Jeff Green Trust, (c) 825,216 shares of Class A common stock held by the Jeff T. Green Family Foundation with respect to which Mr. Green has investment and voting control, (d) 12,666,670 shares of Class B common stock held by various family trusts over which Mr. Green exercises investment and voting control; as a result, Mr. Green may be deemed to beneficially own such securities but disclaims such ownership except to the extent of his pecuniary interest therein, and (e) 2,689,378 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of February 29, 2024.
(6)Consists of (a) 598,441 shares of Class A common stock held by Laura Schenkein and (b) 324,425 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of February 29, 2024.
(7)Consists of 8,656 shares of Class A common stock held by Blake J. Grayson. Mr. Grayson voluntarily separated from the Company on May 31, 2023.
(8)Consists of (a) 139,794 shares of Class A common stock held by Jay R. Grant and (b) 117,487 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of February 29, 2024.
(9)Consists of (a) 366,132 shares of Class A common stock and 1,000,000 shares of Class B common stock held by David R. Pickles and (b) 68,281 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of February 29, 2024. Mr. Pickles retired from his position as Chief Technology Officer on September 30, 2023 and transitioned to a senior advisory role effective October 1, 2023.
(10)Consists of (a) 48,164 shares of Class A common stock held by Lise J. Buyer, (b) 52,913 shares of Class A common stock held by a trust for which Ms. Buyer is a trustee, and (c) 38,937 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of February 29, 2024.
(11)Consists of (a) 2,136 shares of Class A common stock held by Andrea L. Cunningham, (b) 9,434 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of February 29, 2024, and (c) 111 shares of Class A common stock issuable pursuant to restricted stock units that are expected to vest within 60 days of February 29, 2024.
(12)Consists of (a) 27,849 shares of Class A common stock held by Kathryn E. Falberg, (b) 214,760 shares of Class A common stock held by a trust for which Ms. Falberg is a trustee, (c) 50,000 shares of Class A common stock held by a family trust for which Ms. Falberg is a co-trustee, and (d) 103,030 shares of Class B common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of February 29, 2024.
(13)Consists of (a) 1,477 shares of Class A common stock held by Samantha Jacobson and (b) 2,499 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of February 29, 2024.
(14)Consists of 33,316 shares of Class A common stock held by Gokul Rajaram.
(15)Consists of (a) 62,670 shares of Class A common stock held by David B. Wells, (b) 6,400 shares of Class A common stock held by a trust for which Mr. Wells is a co-trustee, and (c) 26,060 shares of Class A common stock issuable upon the exercise of options currently exercisable or exercisable within sixty (60) days of February 29, 2024.
(16)Consists of (a) 3,651,721 shares of Class A common stock, (b) 42,882,150 shares of Class B common stock, (c) 3,208,220 shares of Class A common stock issuable pursuant to options currently exercisable or exercisable within sixty (60) days of February 29, 2024, (d) 111 shares of Class A common stock issuable pursuant to restricted stock units that are expected to vest within 60 days of February 29, 2024, and (e) 103,030 shares of Class B common stock issuable pursuant to options currently exercisable or exercisable within sixty (60) days of February 29, 2024.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of transactions since January 1, 2023, to which we have been a party, in which the amount involved exceeds or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.
Pursuant to our indemnification agreement with Jeff Green, our CEO, we reimbursed Mr. Green for the cost of legal expenses relating to certain litigation matters in which he was named as a defendant in his capacity as our CEO, as further described in Item 3. Legal Proceedings, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Such legal services were provided to Mr. Green by Wilson Sonsini Goodrich & Rosati P.C. and Bergeson, LLP, and we reimbursed Mr. Green for such expenses in the amount of approximately $1,440,000 since January 1, 2023, inclusive of the $1,076,000 reported in our definitive proxy statement filed with the SEC on April 12, 2023.
Personal Air Travel
Jeff Green, our Chairman and Chief Executive Officer, makes limited personal use of aircraft for which we maintain fractional ownership interests, which provide the Company with a certain number of yearly flight hours intended primarily for business travel. Personal use of the aircraft is afforded in accordance with a written policy overseen by our compensation committee. In the event that Mr. Green uses aircraft for personal flights, Mr. Green is required to reimburse us pursuant to the Company’s Aircraft Use Policy. No amounts are reported in the 2023 Summary Compensation Table for this aircraft use since Mr. Green fully reimbursed us for amounts equal to the incremental costs for personal flights.
Policies and Procedures for Related Party Transactions
Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. Our audit committee is tasked with reviewing and approving such transactions, taking into consideration all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than ten percent of our common stock to file reports on Forms 3, 4 and 5 with the SEC concerning their ownership of, and transactions in, our common stock.
To our knowledge, based solely on our review of the copies of such reports furnished to us and on the representations of the reporting persons, all of these reports were timely filed during the last fiscal year.

ADDITIONAL INFORMATION
Other Matters
We know of no other matters to be submitted at the 2024 Annual Meeting of stockholders. If any other matters properly come before the Annual Meeting of stockholders, it is the intention of the proxy holders to vote the shares they represent as the board of directors may recommend.

THE BOARD OF DIRECTORS

/s/ JEFF T. GREEN
JEFF T. GREEN Chairman and Chief Executive Officer
Dated: April 12, 2024

APPENDIX A
NON-GAAP FINANCIAL MEASURE INFORMATION
Set forth below in this Appendix A is important information about Adjusted EBITDA, a non-GAAP measure, discussed in the Proxy Statement.
Adjusted EBITDA
In addition to our results determined in accordance with GAAP, we believe that Adjusted EBITDA, a non-GAAP measure, is useful in evaluating our business. The following table presents a reconciliation of net income to Adjusted EBITDA for each of the periods indicated:

	Year Ended December 31,
	2023	2022
	(in thousands)
Net income	$178,940	$53,385
Add back (deduct):
Depreciation and amortization expense	80,418	54,425
Stock-based compensation expense	491,621	498,642
Interest income, net	(68,508)	(12,755)
Provision for income taxes	89,055	73,985
Adjusted EBITDA	$771,526	$667,682
We use Adjusted EBITDA as a measure of operational efficiency to understand and evaluate our core business operations. We believe that Adjusted EBITDA is useful to investors for period-to-period comparisons of our core business. Accordingly, we believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors.
Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under GAAP. Some of these limitations are as follows:
•although depreciation and amortization expense are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
•Adjusted EBITDA does not reflect: (1) changes in, or cash requirements for, our working capital needs; (2) the potentially dilutive impact of stock-based compensation; or (3) tax payments that may represent a reduction in cash available to us; and
•other companies, including companies in our industry, may calculate Adjusted EBITDA or similarly titled measures differently, which reduces its usefulness as a comparative measure.
Because of these and other limitations, you should consider Adjusted EBITDA along with other GAAP-based financial performance measures, including various cash flow metrics, net income and our GAAP financial results.

APPENDIX B
THE TRADE DESK, INC.
2024 EMPLOYEE STOCK PURCHASE PLAN
ARTICLE I.
PURPOSE
The purposes of The Trade Desk, Inc. 2024 Employee Stock Purchase Plan are to assist Eligible Employees of the Company and its Designated Subsidiaries in acquiring a stock ownership interest in the Company, and to help Eligible Employees provide for their future security and to encourage them to remain in the employment of the Company and its Designated Subsidiaries. This Plan amends and restates in its entirety The Trade Desk, Inc. 2016 Employee Stock Purchase Plan, which was initially adopted by the Board and approved by the Company’s stockholders on August 17, 2016 (the “Prior Plan”).
This Plan includes two components: (i) the Section 423 Component and (ii) the Non-Section 423 Component. It is the intention of the Company that the Section 423 Component qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code. Accordingly, the provisions of the Section 423 Component shall be construed so as to extend and limit participation on a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. The Plan also authorizes the grant of rights to purchase Shares under the Non-Section 423 Component, which does not qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Rights to purchase Shares granted under the Non-Section 423 Component shall be granted pursuant to separate Offerings containing such sub-plans, appendices, rules or procedures as may be adopted by the Administrator and designed to achieve tax, securities laws or other objectives for Eligible Employees that reside outside of the United States and the Designated Subsidiaries that participate in the Non-Section 423 Component. Except as otherwise provided herein, the Non-Section 423 Component will be operated and administered in the same manner as the Section 423 Component. Offerings intended to be made under the Non-Section 423 Component will be designated as such by the Administrator at or prior to the time of such Offering.
ARTICLE II.
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates. Masculine, feminine and neuter pronouns are used interchangeably and each comprehends the others.
2.1    “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article XI. The term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan as provided in Article XI.
2.2    “Applicable Law” shall mean the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where rights under this Plan are granted, including, without limitation, the applicable provisions of the Code, the Securities Act and the Exchange Act.
2.3    “Board” shall mean the Board of Directors of the Company.
2.4    “Change in Control” shall mean and includes each of the following:
(a)    A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any of its Subsidiaries; (ii) any acquisition by an employee benefit plan maintained by the Company or any of its Subsidiaries, (iii) any acquisition the results of which is described in Sections 2.4(c)(i), 2.4(c)(ii) or 2.4(c)(iii); or (iv) in respect of a right to purchase Shares granted under the Plan held by a particular Eligible Employee, any acquisition by the Eligible Employee or any group of persons including the Eligible

Employee (or any entity controlled by the Eligible Employee or any group of persons including the Participant); or
(b)    The Incumbent Directors cease for any reason to constitute a majority of the Board;
(c)    The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i)    after which the Company’s voting securities outstanding immediately before the transaction continue to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii)    after which no person or group beneficially owns voting securities representing more than fifty percent (50%) of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning more than fifty percent (50%) of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and
(iii)    after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board's approval of the execution of the initial agreement providing for such transaction; or
(d)    The date which is ten (10) business days prior to the completion of a liquidation or dissolution of the Company.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any right to purchase Shares granted hereunder that provides for the deferral of compensation and is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such right to purchase Shares shall only constitute a Change in Control for purposes if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
2.5    “Code” shall mean the Internal Revenue Code of 1986, as amended and the regulations issued thereunder.
2.6    “Common Stock” shall mean the Class A common stock of the Company and such other securities of the Company that may be substituted therefor pursuant to Article VIII.
2.7    “Company” shall mean The Trade Desk, Inc., a Delaware corporation.
2.8    “Compensation” of an Eligible Employee shall mean the gross base compensation received by such Eligible Employee as compensation for services to the Company or any Designated Subsidiary, including prior-week adjustments, overtime payments, compensation paid in respect of periods of absence from work due to vacation, holiday, jury duty, funeral leave or military leave, commissions, incentive compensation and one-time bonuses (e.g., retention or sign on bonuses), but excluding education or tuition reimbursements, travel expenses, business and moving reimbursements, income received in connection with any stock options, stock appreciation rights, restricted stock, restricted stock units or other compensatory equity awards, fringe benefits, other special payments and all contributions made by the Company or any Designated Subsidiary for the Employee’s benefit under any employee benefit plan now or hereafter established.

2.9    “Designated Subsidiary” shall mean any Subsidiary designated by the Administrator as eligible to participate in the Plan in accordance with Section 11.3(b), with such designation to specify whether such Subsidiary shall participate in the Section 423 Component or the Non-Section 423 Component. For the avoidance of doubt, a Designated Subsidiary that participates in the Section 423 Component shall not participate in the Non-Section 423 Component.
2.10    “Effective Date” shall mean the date on which the Plan is approved by the Company’s stockholders.
2.11    “Eligible Employee” shall mean an Employee who, with respect to the Section 423 Component of the Plan, does not, immediately after any rights under the Section 423 Component of this Plan are granted, own (directly or through attribution) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of Common Stock and other stock of the Company, a Parent or a Subsidiary. For purposes of the foregoing sentence, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. Notwithstanding the foregoing, the Administrator may provide in an Offering Document that an Employee shall not be eligible to participate in an Offering Period under the Section 423 Component of the Plan if such Employee is a citizen or resident of a foreign jurisdiction and (a) the grant of a right to purchase Shares under the Plan to such Employee would be prohibited under the laws of such foreign jurisdiction and/or (b) the grant of a right to purchase Shares such Employee in compliance with the laws of such foreign jurisdiction would cause the Section 423 Component, any Offering and/or Offering Period(s) thereunder or the right to purchase Shares thereunder to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion; provided, that any such exclusion shall be applied in an identical manner under each Offering to all Employees in such Offering, in accordance with U.S. Treasury Regulation Section 1.423-2(e). Further notwithstanding the foregoing, (x) the Administrator may provide in an Offering Document that an Employee shall not be eligible to participate in an Offering Period if (i) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code, (ii) such Employee has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years), (iii) such Employee’s customary employment is for twenty hours or less per week, and/or (iv) such Employee’s customary employment is for less than five months in any calendar year; provided, that any exclusion in clauses (i), (ii), (iii), or (iv) shall be applied in an identical manner under each Offering Period to all Employees, in accordance with U.S. Treasury Regulation Section 1.423-2(e); and (y) with respect to any Offering under the Non-Section 423 Component of the Plan, (A) the Administrator may further limit eligibility within the Company or a Designated Subsidiary so as to only designate some Employees of the Company or a Designated Subsidiary as Eligible Employees (without regard to the foregoing rules), and (B) if any of the foregoing eligibility rules are not consistent with non-U.S. Applicable Laws, such non-U.S. Applicable Laws shall control.
2.12    “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Designated Subsidiary. “Employee” shall not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary as an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of U.S. Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period specified in U.S. Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period, or such other period specified in U.S. Treasury Regulation Section 1.421-1(h)(2).
2.13    “Enrollment Date” shall mean the first Trading Day of each Offering Period.
2.14    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
2.15    “Expiration Date” shall mean date on which the Plan is terminated by the Administrator in accordance with the Plan.
2.16    “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a)    If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b)    If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(c)    If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.
2.17    “Incumbent Directors” shall mean for any period of twelve (12) consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new member(s) of the Board (other than a member of the Board designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or 2.4(c)) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for a member of the Board without objection to such nomination) of the members of the Board then still in office who either were members of the Board at the beginning of the twelve (12)-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to members of the Board or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
2.18    “Non-Section 423 Component” shall mean those Offerings under the Plan, together with the sub-plans, appendices, rules or procedures, if any, adopted by the Administrator as a part of this Plan, in each case, pursuant to which rights to purchase Shares may be granted to non-U.S. Eligible Employees that do not satisfy the requirements for “employee stock purchase plans” that are set forth under Section 423 of the Code.
2.19    “Offering” shall mean each offering under the Plan of rights to purchase Shares that may be exercised during an Offering Period. Unless otherwise specified by the Administrator, each Offering to the Eligible Employees of the Company and/or a Designated Subsidiary shall be deemed a separate Offering, even if the dates and other terms of the applicable Offering Period(s) of each such Offering are identical, and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each separate Offering under the Section 423 Component need not be identical, provided that the terms of the Section 423 Component and such Offering thereunder together satisfy the requirements of U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).
2.20    “Offering Document” shall have the meaning given to such term in Section 4.1.
2.21    “Offering Period” shall mean each twenty-four (24) month period commencing on each November 16th and May 16th (or, for each Offering Period that commences following the Effective Date, November 15th and May 15th) to occur during the term of the Plan (or such other period or periods as determined by the Administrator in accordance with this Plan and set forth in an Offering Document).
2.22    “Parent” shall mean any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
2.23    “Participant” shall mean any Eligible Employee who has been granted rights to purchase Shares pursuant to the Plan.

2.24    “Plan” shall mean this The Trade Desk, Inc. 2024 Employee Stock Purchase Plan, including the Section 423 Component and the Non-Section 423 Component, together with any sub-plans or appendices hereto, in each case, as may be amended from time to time.
2.25    “Prior Plan” shall have the meaning given to such term in Article I.
2.26    “Purchase Date” shall mean the last Trading Day of each Purchase Period.
2.27    “Purchase Period” shall refer to one or more periods within an Offering Period, as designated in the applicable Offering Document; provided, however, that, if no purchase period is designated by the Administrator in the applicable Offering Document, the purchase period for each Offering Period covered by such Offering Document shall be the same as the applicable Offering Period.
2.28    “Purchase Price” shall mean the purchase price designated by the Administrator in the applicable Offering Document (which purchase price shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower); provided, however, that, if no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be eighty-five percent (85%) of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article VIII and shall not be less than the par value of a Share.
2.29    “Section 409A” shall mean Section 409A of the Code and the U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance issued after the Effective Date.
2.30    “Section 423 Component” shall mean those Offerings under the Plan that are intended to meet the requirements set forth in Section 423(b) of the Code.
2.31    “Securities Act” shall mean the Securities Act of 1933, as amended.
2.32    “Share” shall mean a share of Common Stock.
2.33    “Subsidiary” shall mean any corporation, other than the Company, whether domestic or foreign, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (a) such entity is treated as a disregarded entity under U.S. Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (b) such entity elects to be classified as a corporation under U.S. Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary.
2.34     “Trading Day” shall mean a day on which national stock exchanges in the United States are open for trading.
ARTICLE III.
SHARES SUBJECT TO THE PLAN
3.1    Number of Shares. Subject to Article VIII, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be eight million (8,000,000) Shares. In addition to the foregoing, subject to Article VIII, on the first day of each calendar year beginning on January 1, 2017 and ending on and including January 1, 2026, the number of Shares available for issuance under the Plan shall be increased by that number of Shares equal to the least of (a) eight million (8,000,000) Shares, (b) one percent (1%) of the Shares outstanding on the final day of the immediately preceding calendar year and (c) such smaller number of Shares as determined by the Board. If any right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such right shall again become available for issuance under the Plan.
3.2    Stock Distributed. Any Shares distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Common Stock, treasury stock or Common Stock purchased on the open market.

ARTICLE IV.
OFFERINGS; OFFERING PERIODS; OFFERING DOCUMENTS
4.1    Offerings; Offering Periods. The Administrator may from time to time designate separate Offerings under the Plan in which Eligible Employees may participate and grant or provide for the grant of rights to purchase Shares to Eligible Employees during Offering Periods. The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan. The provisions of separate Offerings under the Plan need not be identical. The dates of the applicable Purchase Period(s) in each Offering may be (but are not required to be) identical, provided that the terms of participation are the same within any particular Offering under the Section 423 Component as determined under Section 423 of the Code.
4.2    Offering Documents. Each Offering Document shall specify (through incorporation of the provisions of this Plan by reference or otherwise): (a) the maximum number of Shares that may be purchased by any Eligible Employee during the applicable Purchase Period, which, in the absence of a contrary designation by the Administrator, shall be sixty thousand (60,000) Shares; and (b) such other provisions as the Administrator determines are appropriate, subject to the Plan.
4.3    Automatic Reset of Offering Periods. Notwithstanding anything in the Plan to the contrary, if the Fair Market Value of a Share on any Purchase Date that occurs during an Offering Period is less than the Fair Market Value of a Share on the Enrollment Date of the applicable Offering Period, then such Offering Period shall automatically terminate immediately after the purchase of Shares on such Purchase Date and a new subsequent Offering Period shall commence on such Purchase Date (an “Automatic Reset”).
ARTICLE V.
ELIGIBILITY AND PARTICIPATION
5.1    Eligibility. Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article V and, with respect to the Section 423 Component, the limitations imposed by Section 423(b) of the Code.
5.2    Enrollment in Plan.
(a)    Except as otherwise set forth in an Offering Document or determined by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering an enrollment form to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Company provides; provided, however, that upon the termination of an Offering Period as a result of an Automatic Reset, each Participant in such offering Period shall automatically participate in the immediately following Offering Period on the same terms on which the Participant participated in the terminated Offering Period pursuant to the Participant’s existing enrollment form (as may be subsequently modified or revoked in accordance with the Plan).
(b)    Each enrollment form shall designate, as determined by the Administrator, either (i) a whole percentage of such Eligible Employee’s Compensation or (ii) or a fixed dollar amount, in either case, to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan. In either event, the designated percentage or fixed dollar amount may not be less than one percent (1%) and may not be more than the maximum percentage specified by the Administrator in the applicable Offering Document (which percentage shall be twenty-five percent (25%) in the absence of any such designation) as payroll deductions. The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company.
(c)    A Participant may increase or decrease the percentage of Compensation or the fixed dollar amount designated in his or her enrollment form, subject to the limits of this Section 5.2, or may suspend his or her payroll deductions, at any time during an Offering Period; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections during each Purchase Period in the applicable Offering Document (and in the absence of any specific designation by the Administrator, a Participant shall be allowed two (2) changes to his or her payroll deduction elections during each Purchase Period). Any such change or suspension of payroll deductions shall be effective with the first full payroll period that commences at least five (5) business days after the Company’s receipt of the new enrollment form (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). In the event a Participant suspends his or her payroll deductions, such Participant’s cumulative payroll deductions prior to the suspension shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless he or she withdraws from participation in the Plan pursuant to Article VII.
(d)    Except as otherwise set forth in Section 5.8 below or in an Offering Document or as otherwise determined by the Administrator, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.
(e)    Notwithstanding anything herein to the contrary, in non-U.S. jurisdictions where participation in the Plan through payroll deductions is prohibited, the Administrator may provide that an Eligible Employee may elect to participate through contributions under the Plan in a form acceptable to the Administrator in lieu of or in addition to payroll deductions; provided, however, that, for any Offering under the Section 423 Component, the Administrator must determine that any alternative method of contribution is applied on an equal and uniform basis to all Eligible Employees in the Offering.
5.3    Payroll Deductions. Except as otherwise provided in the applicable Offering Document, payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end with the conclusion of the last payroll in the Offering Period to which the Participant’s authorization is applicable, unless sooner terminated by the Participant as provided in Article VII or suspended by the Participant or the Administrator as provided in Section 5.2 and Section 5.6, respectively.
5.4    Effect of Enrollment. A Participant’s completion of an enrollment form will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new enrollment form, withdraws from participation under the Plan as provided in Article VII or otherwise becomes ineligible to participate in the Plan.
5.5    Limitation on Purchase of Shares. With respect to the 423 Component of the Plan, an Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.
5.6    Suspension of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5.5 or the other limitations set forth in this Plan, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares, whether by reason of Section 423(b)(8) of the Code, Section 5.5 or the other limitations set forth in this Plan, shall be paid to such Participant in a single lump sum in cash without interest as soon as reasonably practicable after the Purchase Date (but in no event more than thirty (30) days thereafter).
5.7    Foreign Employees. In order to facilitate participation in the Plan, the Administrator may provide for such special terms applicable to Participants who are citizens or residents of a foreign jurisdiction, who are foreign nationals or who are employed outside of the U.S., as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Administrator may approve such supplements, appendices or sub-plans to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes (including to govern Offerings under the Section 423 Component or the Non-Section 423 Component), subject to Sections 9.1 and 9.2 below. To the extent that any such supplements, appendices or sub-plans conflict with the terms of the Plan, the terms of the appendix or sub-plan shall control. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures under this Section 5.7 regarding the exclusion of Subsidiaries from participation in the Plan, eligibility to participate, the definition of Compensation, the handling of payroll deductions or other contributions by Participants, the payment of interest, the conversion of local currency, data privacy security, payroll taxes, withholding procedures, the establishment of bank or trust accounts to hold payroll deductions or contributions, the determination of beneficiary designation requirements and the handling of stock certificates. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of any right to purchase Shares granted under the Plan or of an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable (but not more favorable) than the terms of rights to purchase Shares granted under the Plan to, or the terms of the same Offering applicable to, Employees who reside in the U.S. To the extent any supplement, appendix, sub-plan or changes thereto or hereto approved by the Administrator are inconsistent with the requirements of Section 423 of the Code or would jeopardize the tax-qualified status of the Section 423 Component, the Designated Subsidiaries affected thereby shall be considered Designated Subsidiaries in a separate Offerings under the Non-Section 423 Component instead of the Section 423 Component.
5.8    Leave of Absence. During any leave of absence approved by the Company that meets the requirements of U.S. Treasury Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.
ARTICLE VI.
GRANT AND EXERCISE OF RIGHTS
6.1    Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee with respect to such Offering Period shall be granted a right to purchase Shares, subject to the limits in Section 4.2 and Section 5.5, representing the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), a number of whole Shares determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price (rounded down to the nearest Share). The right shall expire on the earlier of: (x) the last Purchase Date of the Offering Period, (y) last day of the Offering Period and (z) the date on which the Participant withdraws from the Plan in accordance with Section 7.1 or Section 7.3.
6.2    Exercise of Rights. On the applicable Purchase Date of an Offering Period, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole Shares, up to the maximum number of Shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. No fractional Shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering Document specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be credited to a Participant’s account and carried forward and applied toward the purchase of whole Shares for the next Offering Period. Shares issued pursuant to the Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.
6.3    Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Shares are to be exercised pursuant to this Article VI on such Purchase Date, and shall either (i) continue all Offering Periods then in effect, or (ii) terminate any or all Offering Periods then in effect pursuant to Article IX. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date (but in no event more than thirty (30) days thereafter).
6.4    Withholding. The Company or any Parent or any Subsidiary shall be entitled to require payment in cash or to deduct from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to any purchase of Shares under the Plan or any sale of such Shares.
6.5    Conditions to Issuance of Shares. The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:
(a)    The admission of such Shares to listing on all stock exchanges, if any, on which the Common Stock is then listed;

(b)    The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator shall, in its absolute discretion, deem necessary or advisable;
(c)    The obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable;
(d)    The payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any;
(e)    The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience; and
(f)    With respect to Participants who are foreign nationals or residents of, or employed in, non-U.S. jurisdictions, any other condition(s) required under Applicable Law for the issuance or delivery of Shares in the applicable non-U.S. jurisdiction.
ARTICLE VII.
WITHDRAWAL; CESSATION OF ELIGIBILITY
7.1    Withdrawal. A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Company no later than one week prior to the end of the Offering Period. All of the Participant’s payroll deductions credited to his or her account during an Offering Period shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws during an Offering Period, the Participant shall not be permitted to resume payroll deductions to the Plan during that Offering Period, and such Participant’s payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant timely delivers to the Company a new enrollment form.
7.2    Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.
7.3    Cessation of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article VII and the payroll deductions credited to such Participant’s account during the Offering Period shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12.4, as soon as reasonably practicable (but no later than thirty (30) days) following such Participant’s cessation as an Eligible Employee, and such Participant’s rights for the Offering Period shall be automatically terminated.
7.4    Transfer of Employment. If a Participant transfers employment from the Company or any Designated Subsidiary participating in the Section 423 Component to any Designated Subsidiary participating in the Non-Section 423 Component, such transfer shall not be treated as a termination of employment, but he or she shall immediately cease to participate in the Section 423 Component; however, any contributions made by the Participant with respect to the Offering Period in which such transfer occurs shall be transferred to the Non-Section 423 Component, and such Participant shall immediately join the then-current Offering under the Non-Section 423 Component upon the same terms and conditions in effect for his or her participation in the Section 423 Component, except for such modifications otherwise applicable for Participants in such Offering. A Participant who transfers employment from any Designated Subsidiary participating in the Non-Section 423 Component to the Company or any Designated Subsidiary participating in the Section 423 Component shall not be treated as terminating his or her employment and shall remain a Participant in the Non-Section 423 Component until the earlier of (i) the end of the then-current Offering Period under the Non-Section 423 Component, or (ii) the Enrollment Date of the first Offering Period in which he or she is eligible to participate following such transfer. Notwithstanding the foregoing, the Administrator may establish different rules to govern transfers of employment between companies participating in the Section 423 Component and the Non-Section 423 Component, consistent with the applicable requirements of Section 423 of the Code.

ARTICLE VIII.
ADJUSTMENTS UPON CHANGES IN STOCK
8.1    Changes in Capitalization. Subject to Sections 8.3 and 8.4, in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), Change in Control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Shares such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any outstanding purchase rights under the Plan, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 and the limitations established in each Offering Document pursuant to Section 4.2 on the maximum number of Shares that may be purchased); (b) the class(es) and number of Shares and price per Share subject to outstanding rights; and (c) the Purchase Price with respect to any outstanding rights.
8.2    Other Adjustments. Subject to Sections 8.3 and 8.4, in the event of any transaction or event described in Section 8.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
(a)    To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;
(b)    To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(c)    To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;
(d)    To provide that Participants’ accumulated payroll deductions may be used to purchase Shares prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) shall be terminated; and
(e)    To provide that all outstanding rights shall terminate without being exercised.
8.3    Change in Control. Notwithstanding anything to the contrary in Sections 8.1 or 8.2 above, in the event of a proposed Change in Control (a) pursuant to Section 2.4(a) or (c) above in connection with which outstanding rights to purchase Shares under the Plan are not assumed or substituted pursuant to Section 8.2(b) above, or (b) pursuant to Section 2.4(d) above, in either case, any Offering Periods then in progress shall be shortened by setting a new Purchase Date (the “New Purchase Date”), which shall in all cases be before the date on which the proposed Change in Control is consummated, and all such Offering Periods shall terminate on the New Purchase Date. The Administrator shall notify each Participant in advance of the New Purchase Date, that the next Purchase Date for the Participant’s then-outstanding right(s) to purchase Shares under the Plan has been changed to the New Purchase Date and that the Participant’s accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be automatically applied on the New Purchase Date to the purchase of Shares, provided that the Participant has not withdrawn from the Plan pursuant to Section 7.1 or ceased to be an Eligible Employee pursuant to Section 7.3 prior to such New Purchase Date.

8.4    No Adjustment Under Certain Circumstances. No adjustment or action described in this Article VIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Section 423 Component of the Plan to fail to satisfy the requirements of Section 423 of the Code.
8.5    No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to outstanding rights under the Plan or the Purchase Price with respect to any outstanding rights.
ARTICLE IX.
AMENDMENT, MODIFICATION AND TERMINATION
9.1    Amendment, Modification and Termination. The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval of the Company’s stockholders shall be required for any amendment to the Plan to the extent required under Section 423 of the Code (with respect to the Section 423 Component) or any other Applicable Law.
9.2    Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, and, with respect to the Section 423 Component, to the extent permitted by Section 423 of the Code, the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld from Compensation during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of payroll withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable that are consistent with the Plan.
9.3    Actions In the Event of Unfavorable Financial Accounting Consequences. In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:
(a)    altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;
(b)    shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Administrator action; and
(c)    allocating Shares.
Such modifications or amendments shall not require stockholder approval or the consent of any Participant.
9.4    Payments Upon Termination of Plan. Upon termination of the Plan, the balance in each Participant’s Plan account shall be refunded as soon as practicable after such termination (but in no event more than thirty (30) days thereafter), without any interest thereon.
ARTICLE X.
TERM OF PLAN
The Plan, as amended and restated, shall be effective on the Effective Date. In the event that the Company’s stockholders do not approve this Plan, the Plan will not become effective and the Prior Plan will continue in full force and effect on its terms and conditions as in effect immediately prior to the date this Plan is approved by the Board. The Plan shall remain in effect until the expiration of the Purchase Period during which the Expiration Date occurs. For the avoidance of doubt, the Purchase Period during which the Expiration Date occurs shall continue in effect until the expiration of such Purchase Period, but no new Offering Periods or Purchase Periods shall commence on or following the Expiration Date. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.
ARTICLE XI.
ADMINISTRATION
11.1    Administrator. Unless otherwise determined by the Board, the Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan) (such committee, the “Committee”). To the extent necessary to comply with Rule 16b-3 of the Exchange Act and/or other Applicable Law, the Committee shall consist solely of two (2) or more members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, in each case, to the extent required thereunder. The Board may at any time vest in the Board any authority or duties for administration of the Plan.
11.2    Action by the Administrator. Unless otherwise established by the Board or in any charter of the Administrator, a majority of the Administrator shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and, subject to Applicable Law and the Bylaws of the Company, acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other Employee, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
11.3    Authority of Administrator. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(a)    To determine when and how rights to purchase Shares shall be granted and the provisions of each offering of such rights (which need not be identical).
(b)    To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.
(c)    To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(d)    To amend, suspend or terminate the Plan as provided in Article IX.
(e)    Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries.
(f)    To determine which Designated Subsidiaries shall participate in the Non-Section 423 Component and which Designated Subsidiaries shall participate in the Section 423 Component.
(g)    To carry out the intent that the Section 423 Component of the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.
11.4    Expenses. All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Committee, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.
11.5    Decisions Binding. The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any enrollment form and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties. No member of the Board or Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the options, and all members of the Board or Administrator shall be fully protected by the Company in respect to any such action, determination, or interpretation.
ARTICLE XII.
MISCELLANEOUS
12.1    Restrictions on Transfer. A right granted under the Plan shall not be transferable other than by will or the applicable laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except as provided in Section 12.4 hereof, a right under the Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder. In addition, notwithstanding anything herein to the contrary, a Participant shall not, except as may otherwise be provided in an Offering document with respect to Participants in such Offering, transfer, sell, pledge, assign, hypothecate or otherwise dispose of (collectively, “Transfer”) any Shares purchased under the Plan prior to the earliest to occur of (a) the six (6)-month anniversary of the applicable Purchase Date on which the Participant purchased the Shares or (b) the occurrence, after the applicable Purchase Date, of a Change in Control. Any Transfer of Shares which is not made in compliance with this Section 12.1 shall be null and void ab initio.
12.2    Rights as a Stockholder. With respect to Shares subject to a right granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant or his or her nominee following exercise of the Participant’s rights under the Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein or as determined by the Administrator.
12.3    Interest. No interest shall accrue on the payroll deductions or contributions of a Participant under the Plan.
12.4    Designation of Beneficiary.
(a)    A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which the Participant’s rights are exercised but prior to delivery to such Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Participant’s rights under the Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary shall not be effective without the prior written consent of the Participant’s spouse.
(b)    Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
12.5    Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
12.6    Equal Rights and Privileges. All Eligible Employees granted rights to purchase Shares pursuant to an Offering under the Section 423 Component will have equal rights and privileges under so that the Section 423 Component of this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Any provision of the Section 423 Component of this Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code. For the avoidance of doubt, Eligible Employees participating in the Non-Section 423 Component of this Plan need not have the same rights and privileges as Eligible Employees participating in the Section 423 Component.

12.7    Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
12.8    Reports. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.
12.9    No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Parent or Subsidiary or affect the right of the Company or any Parent or Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.
12.10    Conformity to Securities Laws. Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
12.11    Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right granted pursuant to an Offering under the Section 423 Component of the Plan if such disposition or transfer is made: (a) within two (2) years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one (1) year after the Purchase Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.
12.12    Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.
12.13    Electronic Forms. To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering Period in order to be a valid election.
    12.14    Section 409A. The Section 423 Component of the Plan and the rights to purchase Shares granted pursuant to Offerings thereunder are intended to be exempt from the application of Section 409A. Neither the Non-Section 423 Component nor any right to purchase Shares granted pursuant to an Offering thereunder is intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A. Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any right to purchase Shares granted under the Plan may be or become subject to Section 409A or that any provision of the Plan may cause a right to purchase Shares granted under the Plan to be or become subject to Section 409A, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A, either through compliance with the requirements of Section 409A or with an available exemption therefrom.

* * * * *

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 27, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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THE TRADE DESK, INC.

The Board of Directors recommends you vote FOR the following nominees:

	For All	Withhold All	For All Except
1. The election of two Class II directors to hold office until our 2027 annual meeting of stockholders or until his or her successor is duly elected and qualified	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Samantha Jacobson
02) Gokul Rajaram

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	3 Years	2 Years	1 Year	Abstain
3. The approval, on a non-binding advisory basis, of the frequency of future non-binding advisory votes on named executive officer compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: The proxies are authorized to transact such other business as may properly come before the meeting or at any and all adjournments, continuations or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 28, 2024:

Stockholders who wish to view the Notice, Proxy Statement and Annual Report on Form 10-K of The Trade Desk, Inc. on the Internet can view the 2024 Annual Meeting materials at www.proxyvote.com or at investors.thetradedesk.com.

THE TRADE DESK, INC.
Annual Meeting of Stockholders
May 28, 2024, 4:30 PM Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jeff Green, Laura Schenkein and Jay Grant, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock and Class B common stock of THE TRADE DESK, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 4:30 PM Pacific Time on May 28, 2024, at www.virtualshareholdermeeting.com/TTD2024, and any adjournment, continuation or postponement thereof.

This proxy, when properly executed and returned, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted (i) FOR the election of each of the nominees for director listed in Proposal 1, (ii) FOR Proposals 2 and 4, (iii) 3 YEARS on Proposal 3 and (iv) in the discretion of the proxies, upon any such matters as may properly come before the meeting or any adjournment, continuation or postponement thereof.

Continued and to be signed on reverse side